                                                                   Exhibit 10.6


                                 LEASE AGREEMENT

                                     BETWEEN

                  PRENTISS PROPERTIES REAL ESTATE FUND I, L.P.
                         A DELAWARE LIMITED PARTNERSHIP

                                   (LANDLORD)

                                       AND

                               DADE BEHRING INC.,
                             A DELAWARE CORPORATION

                                    (TENANT)


                               1717 DEERFIELD ROAD
                               DEERFIELD, ILLINOIS


                             DATED: JANUARY 28, 2000

                                TABLE OF CONTENTS


ARTICLE                                                                   PAGE
-------                                                                   ----

1        BASIC LEASE INFORMATION AND CERTAIN DEFINITIONS.....................1

2        PREMISES AND QUIET ENJOYMENT........................................3

3        TERM; COMMENCEMENT DATE; DELIVERY AND ACCEPTANCE OF PREMISES........4

4        RENT................................................................4

5        OPERATING COSTS.....................................................5

6        INTENTIONALLY DELETED...............................................8

7        SERVICES OF LANDLORD................................................8

8        ASSIGNMENT AND SUBLETTING..........................................10

9        REPAIRS............................................................13

10       ALTERATIONS........................................................14

11       LIENS..............................................................16

12       USE AND COMPLIANCE WITH LAWS.......................................16

13       DEFAULT AND REMEDIES...............................................17

14       INSURANCE..........................................................19

15       DAMAGE BY FIRE OR OTHER CAUSE......................................21

16       CONDEMNATION.......................................................22

17       INDEMNIFICATION....................................................23

18       SUBORDINATION AND ESTOPPEL CERTIFICATES............................24

19       SURRENDER OF THE PREMISES..........................................26

20       LANDLORD'S RIGHT TO INSPECT........................................27

21       ROOF SPACE.........................................................27

22       BROKERAGE..........................................................28

23       OBSERVANCE OF RULES AND REGULATIONS................................28

24       NOTICES............................................................29

25       MISCELLANEOUS......................................................29

26       EXTENSION OPTION...................................................32

27       OTHER DEFINITIONS..................................................34

28       WAIVER OF TRIAL BY JURY............................................35

                               EXHIBITS AND RIDERS


      The following Exhibits and Riders are attached hereto and by this reference made a part of this Lease:


EXHIBIT A      -     THE LAND

EXHIBIT B      -     RENT SCHEDULE

EXHIBIT C      -     FORM OF COMMENCEMENT DATE

RIDER NO. 1    -     RULES AND REGULATIONS

                                 LEASE AGREEMENT


      THIS LEASE AGREEMENT ("this Lease") is made and entered into by and between Prentiss Properties Real Estate Fund I, L.P., a Delaware limited partnership ("Landlord"), and Dade Behring Inc., a Delaware corporation ("Tenant"), upon all the terms set forth in this Lease and in all Exhibits and Riders hereto, to each and all of which terms Landlord and Tenant hereby mutually agree, and in consideration of One Dollar ($1.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the rents, agreements and benefits flowing between the parties hereto, as follows:

                                    ARTICLE 1

                BASIC LEASE INFORMATION AND CERTAIN DEFINITIONS

      Section 1.1 Each reference in this Lease to information and definitions contained in the Basic Lease Information and Certain Definitions and each use of the terms capitalized and defined in this Section 1.1 shall be deemed to refer to, and shall have the respective meaning set forth in, this Section 1.1.

A.    Premises:                          The Land, the Building and the other
                                         improvements located on the Land.

B.    Building:                          The building located generally at
                                         1717 Deerfield Road, Deerfield,
                                         Illinois.

C.    Land:                              That certain parcel of real estate
                                         described in Exhibit A attached
                                         hereto.

D.    Commencement Date:                 April 1, 2000

E.    Expiration Date:                   March 31, 2012

F.    Term:                              Twelve (12) Lease Years.  The first
                                         "Lease Year" shall be the period
                                         from the Commencement Date to the
                                         last day of the twelfth (12th) full
                                         calendar month following the
                                         calendar month in which the
                                         Commencement Date occurs.
                                         Thereafter, each consecutive twelve
                                         (12) calendar month period shall
                                         constitute one (1) Lease Year.
                                         Notwithstanding anything contained
                                         herein to the contrary, if the
                                         Commencement Date occurs on the
                                         first (1st) day of a calendar month,
                                         the first Lease Year shall be twelve
                                         (12) full calendar months.

G.    Rentable Area of the Building:     Landlord and Tenant agree that for
                                         all purposes of this Lease the
                                         Rentable Area of the Building shall
                                         be deemed to be 137,904 square feet.

H.    Tenant's Share:                    One Hundred Percent (100%).

I.    Rent:                              The Base Rent and the Additional
                                         Rent.

J.    Base Rent:                         The Base Rent shall be the amounts
                                         set forth on the Base Rent Schedule
                                         attached hereto as Exhibit B,
                                         subject to such increases as may be
                                         provided herein.

K.    Additional Rent:                   The Additional Rent shall be all
                                         other sums due and payable by Tenant
                                         under the Lease, including, but not
                                         limited to, Tenant's Share of Operating
                                         Costs.

L.    Tenant's Permitted Uses:           Tenant may use the Premises for
                                         general office use and for other
                                         purposes ancillary to general office
                                         use (for example an employee
                                         cafeteria).

M.    Brokers:                           Gibraltar Real Estate Services
                                         Corporation (Tenant) and Prentiss
                                         Properties Limited, Inc. (Landlord)

N.    Landlord's Address for Notice:     Prentiss Properties Real Estate Fund
                                         I, L.P.
                                         3890 W. Northwest Highway, Suite 400
                                         Dallas, Texas  75220
                                         Attention: President

                                         With a copy to:

                                         Prentiss Properties Management, L.P.
                                         One O'Hare Centre
                                         6250 North River Road, Suite 1010
                                         Rosemont, Illinois  60018
                                         Attention: Property Manager

                                         - and -

                                         Prentiss Properties Limited, Inc.
                                         One O'Hare Centre
                                         6250 North River Road, Suite 1010
                                         Rosemont, Illinois  60018
                                         Attention:  Managing Director


U.    Landlord's Address for Payment:    Prentiss Properties Real Estate Fund
                                         I, L.P.
                                         P.O. Box 70776
                                         Chicago, Illinois  60673

V.    Tenant's Address for Notice:       Dade Behring Inc.
                                         1717 Deerfield Road
                                         Deerfield, Illinois  60015
                                         Attn:  Facilities Manager


      with a copy to:                    General Counsel
                                         Dade Behring Inc.
                                         1717 Deerfield Road
                                         Deerfield, Illinois  60015


                                    ARTICLE 2

                          PREMISES AND QUIET ENJOYMENT

      Section 2.1 Landlord hereby leases the Premises to Tenant, and Tenant hereby rents and hires the Premises from Landlord, for the Term. Tenant shall be subject to the terms and conditions of any Declaration of Covenants, Conditions and Restrictions (the "Declaration") which may now, or in the future, may be filed of record in the Deed Records of Lake, County, Illinois, including any amendments to any of the foregoing documents, so long as any such Declarations or amendments do not interfere with Tenant's use or quiet enjoyment of the Premises. The list of all such Declarations is attached hereto as Schedule 2.1.

      Section 2.2 Provided that Tenant fully and timely performs all the terms of this Lease on Tenant's part to be performed, including payment by Tenant of all Rent, Tenant shall have, hold and enjoy the Premises during the Term without hindrance or disturbance from or by Landlord or any third party by or through Landlord; subject, however, to all of the terms, conditions and provisions of any and all ground leases, deeds to secure debt, mortgages, restrictive covenants, easements, and other encumbrances now or hereafter affecting the Premises.

                                    ARTICLE 3

                            TERM; COMMENCEMENT DATE;
                       DELIVERY AND ACCEPTANCE OF PREMISES

      Section 3.1 The Commencement Date shall be April 1, 2000.

      Section 3.2 INTENTIONALLY DELETED.

      Section 3.3 By written instrument substantially and materially in the form of Exhibit C attached hereto, Landlord shall notify Tenant of the Commencement Date and all other matters stated therein. Such Commencement Notice shall be conclusive and binding on Tenant as to all matters set forth therein, unless within ten (10) Business Days following delivery of such Commencement Notice, Tenant contests any of the matters contained therein by notifying Landlord in writing of Tenant's objections. The foregoing notwithstanding, Landlord's failure to deliver any Commencement Notice to Tenant shall not affect Landlord's determination of the Commencement Date.

      Section 3.4 INTENTIONALLY DELETED.

      Section 3.5 Subject to the provision of Article 6 hereof, Tenant agrees to accept the Premises in their current "as-is" condition. Subject to the provisions of Article 6 hereof, occupancy of the Premises or any portion thereof by Tenant or anyone claiming through or under Tenant shall be conclusive evidence that Tenant and all parties claiming through or under Tenant (a) have accepted the Premises or such portion as suitable for the purposes for which the Premises are leased hereunder and the needs of Tenant, and (b) have waived any defects in the Premises. Landlord shall have no liability, except for gross negligence or willful misconduct, to Tenant or any of Tenant's agents, employees, licensees, servants or invitees for any injury or damage to any person or property due to the condition or design of, or any defect in, the Premises, including any electrical, plumbing or mechanical systems and equipment of the Premises and the condition of or any defect in the Land; and Tenant, for itself and its agents, employees, licensees, servants and invitees, expressly assumes all risks of injury or damage to person or property, either proximate or remote, resulting from the condition of the Premises.

                                    ARTICLE 4

                                      RENT

      Section 4.1 Tenant shall pay to Landlord, without notice, demand, offset or deduction, in lawful money of the United States of America, at Landlord's Address for Payment, or at such other place as Landlord shall designate in writing from time to time: (a) the Base Rent in equal monthly installments, and
(b) the Additional Rent in installments in the amounts determined pursuant to
Article 5 below, in advance, on the first day of each calendar month during the Term. The first monthly installment of Base Rent and the Additional Rent payable under Article 5 hereof shall be paid in advance on the date of Tenant's execution of this Lease and applied to the first installments of Base Rent and Additional Rent coming due under this Lease. Payment of Rent shall begin on the Commencement Date; provided, however, that, if either the Commencement Date or the Expiration Date falls on a date other than the first day of a calendar month, the Rent due for such fractional month shall be prorated on a per diem basis between Landlord and Tenant so as to charge Tenant only for the portion of such fractional month falling within the Term.

      Section 4.2 All past due installments of Rent shall be subject to a late charge of two and one half percent (2.5%) of the amount of the late payment and shall further bear interest until paid at a rate per annum (the "Interest Rate") equal to the greater of fifteen percent (15%) or four percent (4%) above the prime rate of interest from time to time publicly announced by BankOne, a national banking association, or any successor thereof; provided, however, that, if at the time such interest is sought to be imposed the rate of interest exceeds the maximum rate permitted under federal law or under the laws of the State of Illinois, the rate of interest on such past due installments of Rent shall be the maximum rate of interest then permitted by applicable law; and further provided that as to the first two (2) instances in any consecutive twelve (12) month period during the Term, the aforesaid late charge and Interest Rate shall not apply unless and until said past due installment is more than five (5) days past due.

                                    ARTICLE 5

                                 OPERATING COSTS

      Section 5.1 Concurrently with the first payment of Base Rent hereunder and on the first day of each calendar month during the Term, Tenant shall pay to Landlord, as Additional Rent, an amount ("Tenant's Operating Costs Payment") of money equal to Tenant's Share of Operating Costs, for each year or fractional year during the Term, such amount to be calculated and paid as follows:

            A. Within sixty (60) days following the Commencement Date and during the term of the Agreement, on each December 1 of the year prior to the year in which the Tenant's Operating Costs Payment are due, Landlord shall furnish Tenant with a statement ("Landlord's Operating Costs Estimate") setting forth Landlord's reasonable estimate of Operating Costs for the forthcoming year and Tenant's Operating Costs Payment for such year. On the first day of each calendar month during such year, Tenant shall pay to Landlord one-twelfth (1/12th) of Tenant's Operating Costs Payment as estimated on Landlord's Operating Costs Estimate. If during any calendar year actual Operating Costs differ from Landlord's Operating Costs Estimate for such calendar year, Landlord may send Tenant a revised Landlord's Operating Costs Estimate, and, upon receipt thereof, Tenant shall thereafter make monthly payments as set forth in the revised Landlord's Operating Cost Estimate; provided that Landlord may not make such a revision more than once in any calendar year. If for any reason Landlord has not provided Tenant with Landlord's Operating Costs Estimate on the first day of January of any year during the Term, then (a) until the first day of the calendar month following the month in which Tenant is given Landlord's Operating Costs Estimate, Tenant shall continue to pay to Landlord on the first day of each calendar month the sum, if any, payable by Tenant under this Section 5.1 for the month of December of the preceding year, and (b) promptly after Landlords' Operating Costs Estimate is furnished to Tenant, Landlord shall give notice to Tenant stating whether the installments of Tenant's Operating Costs Payments previously made for such year were greater or less than the installments of Tenant's Operating Costs Payments to be made for such year, and
(i) if there shall be a deficiency, Tenant shall pay the amount thereof to Landlord within thirty (30) days after the delivery of Landlord's Operating Costs Estimate, or (ii) if there shall have been an overpayment, Landlord shall apply such overpayment as a credit against the next accruing monthly installment(s) of Tenant's Operating Costs Payment due from Tenant until fully credited to Tenant, and (iii) on the first day of the calendar month following the month in which Landlord's Operating Costs Estimate is given to Tenant and on the first day of each calendar month throughout the remainder of such year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of Tenant's Operating Costs Payment.

            B. On the last day of March of each year during the Term (beginning on the last day of March of the first year following the year in which the Commencement Date occurs), or as soon thereafter as is practicable, Landlord shall furnish Tenant with a statement of the actual Operating Costs for the preceding year. Within thirty (30) days after Landlord's giving of such statement, Tenant shall make a lump sum payment to Landlord in the amount, if any, by which Tenant's Operating Costs Payment for such preceding year as shown on such Landlord's statement, exceeds the aggregate of the monthly installments of Tenant's Operating Costs Payments paid during such preceding year. If Tenant's Operating Costs Payment, as shown on such Landlord's statement, is less than the aggregate of the monthly installments of Tenant's Operating Costs Payment actually paid by Tenant during such preceding year, then Landlord shall apply such amount to the next accruing monthly installment(s) of Tenant's Operating Costs Payment due from Tenant until fully credited to Tenant. Tenant shall have the right upon the delivery of written notice to Landlord ("Tenant's Review Notice") and at reasonable times to review the books and records of Landlord relating to Tenant's Operating Costs Payment. Such review shall take place at the office of Landlord's managing agent and shall be at Tenant's sole cost and expense. Tenant must deliver Tenant's Review Notice to Landlord within thirty (30) days after Tenant has received its reconciliation statement for the prior year and must complete its review within forty-five (45) days after receipt of such statement. Failure by Tenant to deliver Tenant's Review Notice to Landlord within such thirty (30) day period or to perform its review within such forty-five (45) day period shall constitute a waiver of Tenant's rights to contest such statements. Tenant shall pay the full amount of Tenant's Operating Costs Payment shown to be due on the statement without delay, but by doing so shall not waive its rights to review Landlord's books and records or to dispute the accuracy or appropriateness of any such statement or any items thereon as provided in this Section 5.1B. If such review discloses a discrepancy in Landlord's calculation of Tenant's Operating Cost Payment, Landlord shall promptly pay to Tenant the amount of any overpayment by Tenant or Tenant shall promptly pay to Landlord the amount of any underpayment by Tenant, as the case may be. Tenant and Tenant's agents hereby agree that all information disclosed in the books and records shall be kept confidential and shall not be disclosed to any other party, including, but not limited to, any other tenant in the Building. Tenant further agrees to cause any third party engaged by Tenant to review said books and records to execute and deliver a confidentiality agreement in a form reasonably acceptable to Landlord prior to its performing any such review. In addition, any accountants or other professional retained by Tenant to review Landlord's statement pursuant to this Section 5.1B shall be subject to Landlord's approval, not to be unreasonably withheld, and shall be paid by Tenant on a fixed hourly basis, and not on a contingency fee based upon a percentage of the recovery of any discrepancy discovered in Landlord's statement.

            C. If the Term ends on a date other than the last day of December, the actual Operating Costs for the year in which the Expiration Date occurs, shall be prorated so that Tenant shall pay that portion of Tenant's Operating Costs Payment for such year represented by a fraction, the numerator of which shall be the number of days during such fractional year falling within the Term, and the denominator of which is 365 (or 366, in the case of a leap year). The provisions of this Section 5.1 shall survive the Expiration Date or any sooner termination provided for in this Lease.

      Section 5.2 A. For purposes of this Lease, the term "Operating Costs" shall mean any and all expenses, costs and disbursements of every kind which Landlord pays, incurs or becomes obligated to pay in connection with the operation, management, repair and maintenance of all or any portion of the Premises. All Operating Costs shall be determined according to generally accepted accounting principles which shall be consistently applied. Operating Costs include, without limitation, the following: (a) Commercially reasonable wages, salaries, benefits and fees of all personnel or entities engaged in the operation, repair, maintenance, management, or safekeeping of the Premises, including taxes, insurance, and benefits relating thereto and the costs of all supplies and materials (including work clothes and uniforms) used in the operation, repair, maintenance and security of the Premises; (b) The reasonable costs of performance by Landlord's personnel of, or of all service agreements for, maintenance, janitorial services, access control, alarm service, window cleaning, elevator maintenance and landscaping for the Premises. Such cost shall include the rental of personal property and equipment used by Landlord's personnel and others in the maintenance and repair of the Premises; (c) Cost of utilities for the Premises, including water, sewer, gas, fuel and Common Area power, electricity, lighting and air conditioning, heating and ventilating; (d) Cost of all insurance, including casualty and liability insurance applicable to the Premises and to Landlord's equipment, fixtures and personal property used in connection therewith, business interruption or rent insurance against such perils as are commonly insured against by prudent landlords, such other insurance as may reasonably be required by any lessor or mortgagee of Landlord, and such other insurance which Landlord considers reasonably necessary in the operation of the Premises, together with all appraisal and consultants' fees in connection with such insurance; (e) All Taxes. For purposes hereof, the term "Taxes" shall mean, all taxes, assessments, and other governmental charges, applicable to or assessed against the Premises or any portion thereof, or applicable to or assessed against Landlord's personal property used in connection therewith, whether federal, state, county, or municipal and whether assessed by taxing districts or authorities presently taxing the Premises or the operation thereof or by other taxing authorities subsequently created, or otherwise, and any other taxes and assessments attributable to or assessed against all or any part of the Premises or its operation; including any reasonable expenses, including fees and disbursements of attorneys, tax consultants, arbitrators, appraisers, experts and other witnesses, incurred by Landlord in contesting any taxes or the assessed valuation of all or any part of the Premises. Tenant acknowledges that Taxes "for" a given calendar year are those Taxes paid for the Premises in such calendar year even if assessed for periods of time other than the given year. If at any time during the Term there shall be levied, assessed, or imposed on Landlord or all or any part of the Premises by any governmental entity any general or special ad valorem or other charge or tax directly upon rents received under leases, or if any fee, tax, assessment, or other charge is imposed which is measured by or based, in whole or in part, upon such rents, or if any charge or tax is made based directly or indirectly upon the transactions represented by leases or the occupancy or use of the Premises or any portion thereof, such taxes, fees, assessments or other charges shall be deemed to be Taxes. Notwithstanding the foregoing, any (A) franchise, corporation, income or net profits tax, unless substituted for real estate taxes or imposed as additional charges in connection with the ownership of the Premises, which may be assessed against Landlord or the Premises or both, (B) transfer taxes assessed against Landlord or the Premises or both, and (C) penalties or interest on any late payments of Landlord shall be excluded from Taxes. If any or all of the Taxes paid hereunder are by law permitted to be paid in installments, notwithstanding how Landlord pays the same, then, for purposes of calculating Operating Costs, such Taxes shall be deemed to have been divided and paid in the maximum number of installments permitted by law, and there shall be included in Operating Costs for each year only such installments as are required by law to be paid within such year, together with interest thereon and on future such installments as provided by law; (f) Legal and accounting costs reasonably incurred by Landlord or paid by Landlord to third parties (exclusive of legal fees or accounting costs with respect to the ownership rather than the operation of the Premises), appraisal fees, (consulting fees), for operation of the Premises; (g) Cost of repairs and maintenance for the Premises (excluding repairs and maintenance paid by proceeds of insurance or by Tenant); (h) the cost of improvements or equipment which (i) are for the purpose of reducing Operating Costs for the Premises, each year, up to the amount saved in such year, as a result of the installation thereof, as reasonably estimated by Landlord, or (ii) enhance the Premises for the general benefit of tenants or occupants thereof (in manner similar to other first class office building in the Chicago suburban area), or (iii) are required by any governmental authority (excluding, if not caused by Tenant or to employees, agents, representatives, contractors, licensees or invitees, all environment costs such as costs of investigation or remediation); and (iv) a management fee (whether or not Landlord engages a manager for the Premises or manages the Premises with Landlord's personnel) and all items reimbursable to the Premises manager, if any, pursuant to any management contract for the Premises. The management fee shall be three percent (3%) of the gross receipts from the operation of the Premises. Landlord covenants and agrees that all Operating Costs shall be commercially reasonable in nature and shall be substantially the same as the Operating Costs associated with first-class office buildings in the Chicago suburban area.

            B. "Operating Costs" shall not include (a) expenses for which Landlord is reimbursed or indemnified (either by an insurer, condemner, warrantor or otherwise) to the extent of funds received by Landlord; (b) interest or amortization payments on any mortgages; (c) net basic rents under ground leases; or (d) costs representing an amount paid to an affiliate of Landlord which is in excess of the amount which would have been paid in the absence of such relationship.

            C. Notwithstanding the foregoing, capital improvements to the Premises which are Operating Costs shall be amortized on a straight line basis, over the useful life thereof using an interest rate of ten and one half percent (10.5%) per annum, and Tenant shall pay on a monthly basis the portion of such useful life which falls within each month of the Term (as the same may be extended). The useful life of a capital improvement shall be subject to adjustment as a result of Tenant's use pattern of the capital improvement which is other than ordinary and customary use of an item.

                                    ARTICLE 6

                         REPRESENTATIONS AND WARRANTIES

      6.1 Landlord hereby represents and warrants that other than as set forth on Schedule 6.1, (a) it has no actual knowledge of material defects in the Central systems or structural components of the Building; (b) it knows of no material repairs or capital improvements which will be required to be made on or before the second anniversary of the Lease; (c) it has the full power, right and authority to execute this Lease and the execution of the Lease shall not conflict with any other agreement or obligation of Landlord; (d) it is a limited partnership duly organized, validly existing and in good standing under the laws of Delaware with all requisite power and authority to lease the Premises and carry on its business as currently conducted; and (e) Landlord has no actual knowledge of any Hazardous Materials at, on or under the Premises in violation of law.
..
      6.2 Tenant hereby represents and warrants that (a) it is a corporation duly organized , validly existing and in good standing under the laws of Delaware with all requisite power and authority to lease the Premises and carry on its business as currently conducted; and (b) it has the full power, right and authority to execute this Lease and the execution of the Lease does not conflict with any other agreement or obligation of Tenant.

                                    ARTICLE 7

                              SERVICES OF LANDLORD

      Section 7.1 A. During the Term, Landlord shall furnish Tenant with the following services at such hours as Tenant requires: (a) hot and cold water in Building Standard bathrooms and chilled water in Building Standard drinking fountains; (b) permit Tenant to use Central systems, such as then existing feeders and risers, to obtain electrical power from the utility supplier sufficient for lighting the Premises and for the operation therein of typewriters, voicewriters, calculating machines, word processing equipment, photographic reproduction equipment, copying machines, personal computers and similar items of business equipment which consume, in the aggregate, less than five (5) watts per square foot of Rentable Area of the Premises and require a voltage of 120 volt single phase or less; (c) heating, ventilating or air-conditioning, as appropriate, to the Premises, at such temperatures and in such amounts as customarily and seasonally provided to tenants occupying comparable space in first-class office buildings in the Chicago suburban area;
(d) electric lighting for the exterior areas of the Premises; (e) passenger elevator service for access to and from the Premises twenty-four (24) hours per day, seven (7) day per week; (f) janitorial cleaning services; (g) facilities for Tenant's loading, unloading, delivery and pick-up activities, including access thereto, subject to the Rules and Regulations, the type of facilities, and other limitations of such loading facilities; and (h) replacement, as necessary, of all Building Standard lamps and ballasts in Building Standard light fixtures within the Premises, with Tenant to pay for all bulbs and ballasts and to purchase such bulbs and ballasts solely from Landlord. All services referred to in this Section 7.1 shall be provided by Landlord and paid for by Tenant as part of Tenant's Operating Costs Payment. At no time shall use of electricity in the Premises exceed the capacity of existing feeders and risers to or wiring in the

Premises. Any risers or wiring to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's sole cost, if, in Landlord's reasonable judgment, the same are necessary and shall not (i) cause permanent damage or injury to the Building or the Premises, (ii) cause or create a dangerous or hazardous condition, (iii) entail excessive or unreasonable alterations, repairs or expenses.

            B. If any machinery or equipment which generates abnormal heat or otherwise creates unusual demands on the air conditioning or heating system serving the Premises is used in the Premises and if Tenant has not, within five
(5) days after demand from Landlord, taken such steps, at Tenant's expense, as shall be necessary to cease such adverse affect on the air conditioning or heating system, Landlord shall have the right to install supplemental air conditioning or heating units in the Premises, and the full cost of such supplemental units (including the cost of acquisition, installation, operation, use and maintenance thereof) shall be paid by Tenant to Landlord in advance or on demand as Additional Rent.

      Section 7.2 During the Term, Tenant agrees to allow Landlord to act as agent on behalf of Tenant with the Electricity Supplier, as defined below; provided that Landlord may not charge Tenant any fee (other than the management fee provided for in Article 5) or mark-up which would make Tenant's cost more than the costs of electricity Tenant would have paid had Tenant secured electricity itself. As agent, Landlord will supply or contract for the supply of such electrical services to the Premises such that Tenant shall receive electrical power sufficient for lighting the Premises and for the operation therein of typewriters, voicewriters, calculating machines, word processing equipment, photographic reproduction equipment, copying machines, personal computers and similar items of business equipment which consume, in the aggregate, less than five (5) watts per square foot of rentable area of the Premises and require a voltage of 120 volt single phase or less.

            Additionally, during the Term, Tenant agrees to allow Landlord to act as agent on behalf of Tenant with the Suppliers, as defined below. As agent, Landlord will supply or contract for the supply of all of the utilities supplied by the Suppliers, provided, however, if Landlord elects not to act as agent on behalf of Tenant with the Suppliers, Landlord shall notify Tenant of same and Tenant shall then make all necessary arrangements with the public utility or alternative utility service suppliers ("Suppliers") approved by Landlord supplying electric, gas, telephone, cable or other utility services to furnish such utility services to the Premises, and shall be subject to the rules and regulations of the Suppliers of such services and the rules and regulations of any municipal or other governmental authority regulating the business of providing such services. In such case, Tenant shall be responsible for contracting promptly and directly with such Suppliers and for paying all deposits for, and all costs relating to, such services, so that services are available to the Premises for Tenant's use. Tenant shall cooperate with Landlord, the Suppliers and the service supplier supplying electricity directly to the Premises (the "Electricity Supplier"), at all times and, as reasonably necessary, shall allow Landlord, the Suppliers and the Electricity Supplier, reasonable access to the Building's lines, feeders, risers, wiring, pipes, meters and any other machinery within the Building or at the Premises. Notwithstanding the foregoing, Landlord shall not have the right to bind Tenant to any agreement with such suppliers without Tenant's written consent.

      Section 7.3 Notwithstanding anything contained in the Lease to the contrary, Landlord shall in no way be liable or responsible for any loss, damage, or expense that Tenant may sustain or incur by reason of any change, failure, interference, disruption, or defect in the supply or character of the utility services furnished to the Premises, or if the quantity or character of the utility services supplied by the Suppliers is no longer available or suitable for Tenant's requirements, and no such change, failure, defect, unavailability, or unsuitability shall constitute an actual or constructive eviction, in whole or in part, will entitle Tenant to any abatement or diminution of Rent or relieve Tenant from any of its obligations under this Lease. Should any malfunction of any systems or facilities occur within the Building or should maintenance or alterations of such systems or facilities become necessary, Landlord shall repair the same promptly and with reasonable diligence, and Tenant shall have no claim for rebate, abatement of Rent or damages because of malfunctions or any such interruptions in service, except for any such malfunction caused by or maintenance or alteration required as a result of Landlord or its agents or representative's gross negligence or willful misconduct. Notwithstanding the foregoing, in the event there is failure, delay or interruption of utility services, any maintenance or alteration which in any such case is due to Landlord's gross negligence or willful misconduct and causes the Premises (or any portion thereof) to be untenantable or prohibits access to the Premises, and as a result of either occurrence, Tenant in fact ceases to use the Premises (or any portion thereof) for a period in excess of five (5) consecutive Business Days, then commencing on the sixth (6th) consecutive Business Day of such untenantability and non-use, Rent payable by Tenant for the untenantable portion of the Premises shall be abated until the earliest to occur of (a) the date such failure, delay or interruption is remedied, (b) the date the Premises are again tenantable or (c) the date Tenant resumes use of the Premises. For the purposes of this Section 7.3, the Premises (or any portion thereof) shall be deemed "untenantable" if Tenant cannot and is not conducting business due to such failure, delay or interruption of utility services in the Premises (or any portion thereof).

                                    ARTICLE 8

                            ASSIGNMENT AND SUBLETTING

      Section 8.1 Neither Tenant nor its legal representatives or successors in interest shall, by operation of law or otherwise, assign, mortgage, pledge, encumber or otherwise transfer this Lease or any part hereof, or the interest of Tenant under this Lease, or in any sublease or the rent thereunder. The Premises or any part thereof shall not be sublet, occupied or used for any purpose by anyone other than Tenant, without Tenant's obtaining in each instance the prior written consent of Landlord in the manner hereinafter provided. Tenant shall not modify, extend, or amend a sublease previously consented to by Landlord without obtaining Landlord's prior written consent thereto.

      Section 8.2 An assignment of this Lease shall be deemed to have occurred
(a) if in a single transaction or in a series of transactions more than 50% in interest in Tenant, any guarantor of this Lease, or any subtenant (whether stock, partnership, interest or otherwise) is transferred, diluted, reduced, or otherwise affected with the result that the present holder or owners of Tenant, such guarantor, or such subtenant have less than a 50% interest in Tenant, such guarantor or such subtenant, or (b) if Tenant's obligations under this Lease are taken over or assumed in consideration of Tenant leasing space in another office building. The transfer of the outstanding capital stock of any corporate Tenant, guarantor or subtenant through the "over-the-counter" market or any recognized national securities exchange (other than by persons owning 5% or more of the voting calculation of such 50% interest of clause 8.2(a) above) shall not be included in the calculation of such 50% interest in clause (a) above.

      Section 8.3 Notwithstanding anything to the contrary in Section 8.1, Tenant shall have the right, upon ten (10) days' prior written notice to Landlord, to (a) sublet all or part of the Premises to any related corporation or other entity which controls Tenant, is controlled by Tenant or is under common control with Tenant; or (b) assign this Lease to a successor corporation or other entity into which or with which Tenant is merged or consolidated or which acquired substantially all of Tenant's assets and property; provided that
(i) such successor corporation assumes substantially all of the obligations and liabilities of Tenant and shall have a net worth at least equal to the net worth of Tenant as of the date of this Lease as determined by generally accepted accounting principles, and (ii) Tenant shall provide in its notice to Landlord the information required in Section 8.4. For the purpose hereof "control" shall mean ownership of not less than 50% of all the voting stock or legal and equitable interest in such corporation or entity.

      Section 8.4 If Tenant should desire to assign this Lease or sublet the Premises (or any part thereof), Tenant shall give Landlord written notice no later than the time required for notice under Section 8.3 in the case of an assignment or subletting to a related or successor entity as more fully provided under Section 8.3, or sixty (60) days in advance of the proposed effective date of any other proposed assignment or sublease, specifying (a) the name, current address, and business of the proposed assignee or sublessee, (b) the amount and location of the space within the Premises proposed to be so subleased, (c) the proposed effective date and duration of the assignment or subletting, and (d) the proposed rent or consideration to be paid to Tenant by such assignee or sublessee. Tenant shall promptly supply Landlord with financial statements and other information as Landlord may request to evaluate the proposed assignment or sublease. For assignments and sublettings other than those permitted by Section 8.3, Landlord shall have fifteen (15) Business Days following receipt of such notice and other information requested by Landlord within which to notify Tenant in writing that Landlord elects: (i) to terminate this Lease as to the space so affected as of the proposed effective date set forth in Tenant's notice, in which event Tenant shall be relieved of all further obligations hereunder as to such space, except for obligations under Articles 17 and 22 and all other provisions of this Lease which expressly survive the termination hereof; or (ii) to permit Tenant to assign or sublet such space; provided, however, that, if the rent rate agreed upon between Tenant and its proposed subtenant is greater than the rent rate that Tenant must pay Landlord hereunder for that portion of the Premises, or if any consideration shall be promised to or received by Tenant in connection with such proposed assignment or sublease (in addition to rent), then fifty percent (50%) of such excess rent and other consideration shall be considered Additional Rent owed by Tenant to Landlord (less brokerage commissions, attorneys' fees and other disbursements reasonably incurred by Tenant for such assignment and subletting if acceptable evidence of such disbursements is delivered to Landlord), and shall be paid by Tenant to Landlord, in the case of excess rent, in the same manner that Tenant pays Base Rent and, in the case of any other consideration, within ten (10) Business Days after receipt thereof by Tenant; or (iii) to refuse, in Landlord's reasonable discretion, to consent to Tenant's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Premises. The parties agree that Landlord may reasonably refuse to consent to an assignment or subletting if the proposed assignee or subtenant is not financially creditworthy, is a governmental authority or agency, an organization or person enjoying sovereign or diplomatic immunity, a medical or dental practice or a user that will attract a volume, frequency or type of visitor or employee to the Building which is not consistent with the standards of a high quality office building or that will impose an excessive demand on or use of the facilities or services of the Building; provided, however, that the foregoing are merely examples of reasons for which Landlord may withhold its approval and shall not be deemed exclusive of any permitted reasons for reasonably withholding approval, whether similar or dissimilar to the foregoing examples. It shall also be reasonable for Landlord to refuse to consent to any assignment or subletting if (i) Tenant is then in default under this Lease, or (ii) such assignment of subletting would cause a default under any ground lease, deed of trust, mortgage, restrictive covenant, easement or other encumbrance affecting the Premises. Whether or not Landlord approves of a proposed assignment or sublet, Tenant agrees to reimburse Landlord as Additional Rent for reasonable and customary legal fees, a reasonable administrative fee and any other reasonable costs incurred by Landlord in connection with any proposed assignment or subletting and such payment shall not be deducted from the Additional Rent, if any, owed to Landlord pursuant to subsection (ii) above. Tenant shall deliver to Landlord copies of all documents executed in connection with any permitted assignment or subletting, which documents shall be in form and substance reasonably satisfactory to Landlord and which shall require any assignee to assume performance of all terms of this Lease to be performed by Tenant or any subtenant to comply with all the terms of this Lease to be performed by Tenant. No acceptance by Landlord of any Rent or any other sum of money from any assignee, sublessee or other category of transferee shall be deemed to constitute Landlord's consent to any assignment, sublease, or transfer.

      Unless otherwise agreed to in writing by Landlord, no such assignment or sublease shall release Tenant from any of its obligations under this Lease.

      Section 8.5 Any attempted assignment or sublease by Tenant in violation of the terms and provisions of this Article 8 shall be void and shall constitute a material breach of this Lease. In no event, shall any assignment, subletting or transfer, whether or not with Landlord's consent, relieve Tenant of its primary liability under this Lease for the entire Term, and Tenant shall in no way be released from the full and complete performance of all the terms hereof. If Landlord takes possession of the Premises before the expiration of the Term of this Lease, Landlord shall have the right, at its option, to terminate all subleases, unless otherwise agreed in writing by Landlord, or to take over any sublease of the Premises or any portion thereof and such subtenant shall attorn to Landlord, as its landlord, under all the terms and obligations of such sublease occurring from and after such date, but excluding previous acts, omissions, negligence or defaults of Tenant and any repair or obligation in excess of available net insurance proceeds or condemnation award.

      Section 8.6 A. Tenant acknowledges that this Lease is a lease of nonresidential real property and therefore agrees that Tenant, as the debtor in possession, or the trustee for Tenant (collectively the "Trustee") in any proceeding under Title 11 of the United State Bankruptcy Code relating to Bankruptcy, as amended (the "Bankruptcy Code"), shall not seek or request any extension of time to assume or reject this Lease or to perform any obligations of this Lease which arise from or after the order of relief.

      B. The Trustee shall have the right to assume or assign Tenant's rights and obligations under this Lease only if the Trustee: (a) promptly cures or provides adequate assurance that the Trustee will promptly cure any default under the Lease; (b) compensates or provides adequate assurance that the Trustee will promptly compensate Landlord for any actual pecuniary loss incurred by Landlord as a result of Tenant's default under this Lease; and (c) provides adequate assurance of future performance under the Lease. All payments of Rent required of Tenant under this Lease, whether or not expressly denominated as such in this Lease, shall constitute rent for the purposes of Title 11 of the Bankruptcy Code.

      Section 8.7 The term "Landlord," as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to, or a lessee's interest in a ground lease of, the Land or the Building. In the event of any transfer, assignment or other conveyance or transfers of any such title or interest, Landlord herein named (and in case of any subsequent transfers or conveyances of any such title or interest, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and, without further agreement, the transferee of such title or interest shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises, or portions thereof on interest therein, without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms of this Lease.


                                    ARTICLE 9

                                     REPAIRS

      Section 9.1 Except for ordinary wear and tear, and except as otherwise provided in Section 9.2, Landlord shall perform all maintenance and make all repairs and replacements to the Premises and shall do so in good and workman like manner. In no event shall Landlord have any obligation to maintain, repair or replace any furniture, furnishings, fixtures or personal property of Tenant.

      Section 9.2 Tenant shall keep the Premises in good order and in a safe, neat and clean condition. No representations respecting the condition of the Premises or the Building or the other portions of the Premises have been made by Landlord to Tenant except as specifically set forth in this Lease. Except as provided in Section 10.1 or specifically consented to by Landlord, Tenant shall not perform any maintenance or repair work or make any replacement in or to the Premises but rather shall promptly notify Landlord of the need for such maintenance, repair or replacement so that Landlord may proceed to perform the same pursuant to the provisions of Section 9.1. In the event Landlord specifically consents to the performance of any maintenance or the making of any repairs or replacements by Tenant and Tenant fails to promptly commence and diligently pursue the performance of such maintenance or the making of such repairs or replacements, then Landlord, at its option, may perform such maintenance or make such repairs and Tenant shall pay as Additional Rent to Landlord, on demand after Tenant receives an invoice therefor, the cost thereof plus a fee equal to ten percent (10%) of the actual costs to cover overhead and a fee for Landlord's agent or manager.

      Section 9.3 All repairs made by Tenant pursuant to Section 9.2 shall be performed in a good and workmanlike manner and in accordance with Section 10.2 by licensed contractors or other licensed repair personnel, approved by Landlord, which approval shall not be unreasonably withheld or delayed; provided, however, that neither Tenant nor its contractors or repair personnel shall be permitted to do any work affecting the Central systems of the Building. In no event shall such work be done for Landlord's account or in a manner which allows any liens to be filed in violation of Article 11. To the extent any repairs involve the making of alterations to the Premises, Tenant shall comply with the provisions of Article 10.

                                   ARTICLE 10

                                   ALTERATIONS

      Section 10.1 Tenant shall not at any time during the Term make any alterations to the Premises without first obtaining Landlord's written consent thereto, which consent Landlord shall not unreasonably withhold or delay; provided, however, that Landlord shall not be deemed unreasonable by refusing to consent to any alterations which are visible from the exterior of the Building or the Premises, which will or are likely to cause any weakening of any part of the structure of the Premises or the Building which will or are likely to cause damage or disruption to the Central Building systems or which are prohibited by any underlying ground lease or mortgage. Should Tenant desire to make any alterations to the Premises, Tenant shall submit all plans and specifications for such proposed alterations to Landlord for Landlord's review before Tenant allows any such work to commence, and Landlord shall promptly approve or disapprove such plans and specifications for any of the reasons set forth in this Section 10.1 or for any other reason reasonably deemed sufficient by Landlord. Tenant shall select and use only licensed contractors, subcontractors or other repair personnel approved by Landlord, which approval shall not be unreasonably withheld or delayed. Upon Tenant's receipt of written approval from Landlord and any required approval of any mortgagee or lessor of Landlord, and upon Tenant's payment to Landlord of (a) a reasonable fee, not to exceed $2,500.00 (which amount shall increase by three percent (3%) each anniversary of the Commencement Date) for the work of Landlord and Landlord's employees in reviewing and approving such plans and specifications plus the reasonable out-of-pocket costs incurred by Landlord on consultants reviewing such plans and specifications; and (b) the fees, if any charged by any mortgagee or lessor of Landlord for such review and approval, Tenant shall have the right to proceed with the construction of all approved alterations, but only so long as such alterations are in strict compliance with the plans and specifications so approved by Landlord and with the provisions of this Article 10. All alterations shall be made at Tenant's sole cost and expense, either by Tenant's contractors or, at Tenant's option, by Landlord on terms reasonably satisfactory to Tenant, including a fee of ten percent (10%) of the actual costs of such work to cover Landlord's overhead and a fee for Landlord's agent or manager in supervising and coordinating such work. If Tenant's contractor performs such work, there shall be a fee of five percent (5%) of the actual costs of such work for Landlord's agent or manager in supervising and coordinating such work and to cover overhead. Tenant shall not be required to pay Landlord the fees of Landlord specified in this Section 10.1 with respect to any alterations made prior to the second anniversary of the Commencement Date. In no event shall anyone other than Landlord or Landlord's employees or representatives perform work to be done which affects the Central systems of the Building. Specific consent from Landlord shall not be required for work costing less than fifty thousand and 00/100 dollars ($50,000.00) for each project (and one hundred thousand and 00/100 dollars ($100,000.00) in the aggregate for any twelve (12) month period) so long as such work (i) does not involve Hazardous Materials, (ii) does not affect central systems or the structure of the Building or constitute base building modifications, and (iii) is not visible from outside the Premises and would not materially detract from the aesthetic integrity of the Building or its design. Tenant may perform such work so long as Tenant informs Landlord in reasonable detail of the nature of the work and otherwise complies with the provisions of this Article 10.

      Section 10.2 All construction, alterations and repair work done by or for Tenant pursuant to any provision of this Lease shall (a) be performed in such a manner as to maintain harmonious labor relations; (b) not adversely affect the safety of the Building or the Premises or the systems thereof and not affect the Central systems of the Building; (c) comply with all building, safety, fire, plumbing, electrical, and other codes and governmental and insurance requirements; (d) not result in any usage in excess of building standard water, electricity, gas, or other utilities or of heating, ventilating or air-conditioning (either during or after such work) unless prior written arrangements satisfactory to Landlord are made with respect thereto; and (e) be completed promptly and in a good and workmanlike manner. After completion of any alterations to the Premises, Tenant will deliver to Landlord a copy of "as built" plans and specifications depicting and describing such alterations.

      Section 10.3 All leasehold improvements, alterations and other physical additions made to or installed by or for Tenant in the Premises after the Commencement Date of the Lease, shall be and remain Landlord's property (except for Tenant's furniture, personal property and movable trade fixtures) and shall not be removed without Landlord's written consent. Tenant agrees to remove, at its sole cost and expense, all of Tenant's furniture, personal property and movable trade fixtures, and, if directed to or permitted to do so by Landlord in writing, all, or any part of, the leasehold improvements, alterations and other physical additions made by Tenant to the Premises, before the Expiration Date or any earlier date of termination of this Lease; provided, however, that if in response to a written request by Tenant at the time it makes any improvement, alteration or other physical addition that Tenant be permitted to leave such improvement, alteration or other physical addition at the Premises upon the Expiration Date or earlier termination of this Lease, Landlord does not require in writing that Tenant remove such improvement, alteration or other physical addition, Tenant shall not be required to remove such improvement, alteration or other physical addition. Tenant shall repair, or promptly reimburse Landlord for the cost of repairing, all damage done to the Premises or the Building by such removal. Any leasehold improvements, alterations or physical additions made by Tenant which Landlord does not direct or permit Tenant to remove at any time during or at the end of the Term shall become the property of Landlord at the end of the Term without any payment to Tenant. If Tenant fails to remove any of Tenant's furniture, personal property or movable trade fixtures by the Expiration Date or any sooner date of termination of the Lease or, if Tenant fails to remove any leasehold improvements, alterations and other physical additions made by Tenant to the Premises which Landlord has in writing directed Tenant to remove, Landlord shall have the right, on the fifth (5th) day after Landlord's delivery of written notice to

Tenant to deem such property abandoned by Tenant and to remove, store, sell, discard or otherwise deal with or dispose of such abandoned property in a commercially reasonable manner. Tenant shall be liable for all costs of such disposition of Tenant's abandoned property, and Landlord shall have no liability to Tenant in any respect regarding such property of Tenant. The provisions of this Section 10.3 shall survive the expiration or any earlier termination of this Lease.

      Section 10.4 Provided no Event of Default by Tenant exists, as an allowance for alterations Tenant wishes to make to the Premises, Landlord agrees to pay to Tenant $1,013,594.40 at any time after the Commencement Date during calendar year 2000 and $434,397.60 at any time during calendar year 2001. Such amounts shall be paid by Landlord within thirty (30) days after Landlord's receipt of written request therefor.

                                   ARTICLE 11

                                      LIENS

      Section 11.1 Tenant shall keep the Building and the Premises and Landlord's interest therein free from any liens arising from any work performed, materials furnished, or obligations incurred by, or on behalf of Tenant (other than by Landlord). Notice is hereby given that neither Landlord nor any mortgagee or lessor of Landlord shall be liable for any labor or materials furnished to Tenant. If any lien is filed for such work or materials, such lien shall encumber only Tenant's interest in leasehold improvements on the Premises. Within ten (10) Business Days after Tenant learns of the filing of any such lien, Tenant shall notify Landlord of such lien and shall either discharge and cancel such lien of record or post a bond sufficient under the laws of the State of Illinois to cover the amount of the lien claim plus any penalties, interest, attorneys' fees, court costs, and other legal expenses in connection with such lien. If Tenant fails to so discharge or bond such lien within ten (10) calendar days after written demand from Landlord, Landlord shall have the right, at Landlord's option, to pay the full amount of such lien without inquiry into the validity thereof, and Landlord shall be promptly reimbursed by Tenant, as Additional Rent, for all amounts so paid by Landlord, including expenses, interest, and attorneys' fees.

                                   ARTICLE 12

                          USE AND COMPLIANCE WITH LAWS

      Section 12.1 The Premises shall be used only for executive and administrative offices for the conduct of Tenant's business and such ancillary services normally connected therewith (such as employee cafeteria services) and for no other purposes whatsoever. Tenant shall use and maintain the Premises in a clean, careful, safe, lawful and proper manner and shall not allow within the Premises, any offensive noise, odor, conduct or private or public nuisance or permit Tenant's employees, agents, licensees or invitees to create a public or private nuisance or act in a disorderly manner within the Building or in the Premises.

      Section 12.2 Subject to Landlord's obligations under Article 9 of this Lease, Tenant shall, at Tenant's sole expense, (a) comply with all laws, orders, ordinances, and regulations of federal, state, county, and municipal authorities having jurisdiction over the Premises, (b) comply with any directive, order or citation made pursuant to law by any public officer requiring abatement of any nuisance caused by Tenant or its agents, employees, invitees, licensees or contractors or which imposes upon Landlord or Tenant any duty or obligation arising from Tenant's occupancy or use of the Premises or from conditions which have been created by or at the request or insistence of Tenant, or required by reason of a breach of any of Tenant's obligations hereunder or by or through other fault of Tenant, (c) comply with all insurance requirements applicable to the Premises and (d) indemnify and hold Landlord harmless from any loss, cost, claim or expense which Landlord incurs or suffers by reason of Tenant's failure to comply with its obligations under clauses (a), (b) or (c) above. If Tenant receives notice of any such directive, order citation or of any violation of any law, order, ordinance, regulation or any insurance requirement, Tenant shall promptly notify Landlord in writing of such alleged violation and furnish Landlord with a copy of such notice.

      Section 12.3 Tenant shall not, nor shall Tenant permit any third party, to use, store, generate, treat, release or dispose at, on or under the Premises, any "Hazardous Substance" (as hereinafter defined), except for Hazardous Substances which are a part of or contained in customary office supplies and/or equipment and then only if used, stored, and disposed of in accordance with manufacturer's instructions and all applicable laws, codes, regulations, orders and ordinances, and any such action shall constitute a default under this Lease. Tenant shall indemnify, defend and hold Landlord, any managing agents and leasing agents of the Building, and their respective agents, partners, officers, directors and employees, harmless from all damages, costs, losses, expenses (including, but not limited to, attorneys' fees, consulting fees and engineers' fees) arising from or attributable to any breach by Tenant of the covenants contained in this Section 12.3. Tenant's indemnification obligations hereunder shall survive the termination or expiration of this Lease. As used herein, the term "Hazardous Substance" shall mean any substance, material, waste, gas or particulate matter which is regulated by any local governmental authority, the State of Illinois, or the United States Government, including, but not limited to (i) any material or substance which is defined or designated as a "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," or "restricted hazardous waste" under any provision of Illinois or federal law; (ii) oil or petroleum; (iii) asbestos and asbestos-containing materials; (iv) polychlorinated biphenyls; and (v) radioactive material.

                                   ARTICLE 13

                              DEFAULT AND REMEDIES

      Section 13.1 The occurrence of any one or more of the following events shall constitute an Event of Default (herein so called) of Tenant under this
Lease: (a) if Tenant fails to pay any Rent hereunder as and when such Rent becomes due and such failure shall continue for more than five (5) days after Landlord gives Tenant notice of past due Rent; (b) if Tenant fails to pay Rent on time more than twice in any period of twelve (12) months, notwithstanding that such payments have been made within the applicable cure period; (c) if the Premises become vacant, deserted, or abandoned for more than ten (10) consecutive Business Days or if Tenant fails to take possession of the Premises on the Commencement Date or promptly thereafter; (d) if Tenant permits to be done anything which creates a lien upon the Premises and fails to discharge or bond such lien or post such security with Landlord as is required by Article 11;
(e) if Tenant violates the provisions of Article 8 by attempting to make an unpermitted assignment or sublease; (f) if Tenant fails to maintain in force all policies of insurance required by this Lease and such failure shall continue for more than ten (10) Business Days after Landlord gives Tenant notice of such failure; (g) if any petition is filed by or against Tenant or any guarantor of this Lease under any present or future section or chapter of the Bankruptcy Code, or under any similar law or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, stayed, or vacated, as the case may be, within sixty (60) days of commencement), or if any order for relief shall be entered against Tenant or any guarantor of this Lease in any such proceedings; (h) if Tenant or any guarantor of this Lease becomes insolvent or makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors; (i) if a receiver, custodian, or trustee is appointed for the Premises or for all or substantially all of the assets of Tenant or of any guarantor of this Lease, which appointment is not vacated within sixty (60) days following the date of such appointment; or (j) if Tenant fails to perform or observe any other terms of this Lease and such failure shall continue for more than thirty (30) days after Landlord gives Tenant notice of such failure, or, if such failure cannot be corrected within such thirty (30) day period, if Tenant does not commence to correct such default within said thirty (30) day period and thereafter diligently prosecute the correction of same to completion within a reasonable time and in any event prior to the time a failure to complete such correction could cause Landlord to be subject to prosecution for violation of any law, rule, ordinance or regulation or causes, or could cause, a default under any mortgage, underlying lease, tenant leases or other agreements applicable to the Premises.

      Section 13.2 Upon the occurrence of any Event of Default, Landlord shall have the right, at Landlord's option, to elect to do any one or more of the following without further notice or demand to Tenant, Tenant hereby expressly waiving the requirement of service of any statutory notice or demand as a condition precedent to Landlord's exercising any of the following rights: (a) terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and, if Tenant fails to so surrender, Landlord shall have the right, upon court order establishing an Event of Default, to enter upon and take possession of the Premises and to expel or remove Tenant and its effects without being liable for prosecution or any claim for damages therefor; and Tenant shall, and hereby agrees to, indemnify Landlord for all loss and damage which Landlord suffers by reason of such termination, including damages in an amount equal to the total of (1) the costs of recovering the Premises and all other expenses incurred by Landlord in connection with Tenant's default; (2) the unpaid Rent earned as of the date of termination, plus interest at the Interest Rate; (3) the total Rent which Landlord would have received under this Lease for the remainder of the Term, but discounted to the then present value at a rate of eight percent (8%) per annum, minus the fair market rental value on a net basis of the balance of the Term as of the time of such default, discounted to the then present value at a rate of eight percent (8%) per annum (but in no event shall the result thereof be less than zero for the purposes of this Section); and (4) all other sums of money and damages owing by Tenant to Landlord; or (b) enter upon and take possession of the Premises without terminating this Lease and without being liable to prosecution or any claim for damages therefor, and, if Landlord elects, relet the Premises on such terms as Landlord deems advisable, in which event Tenant shall pay to Landlord on demand the cost of repossession, renovating, repairing and altering the Premises for a new tenant or tenants and any deficiency between the Rent payable hereunder and the rent paid under such reletting; provided, however, that Tenant shall not be entitled to any excess payments received by Landlord from such reletting. Landlord's failure to relet the Premises shall not release or affect Tenant's liability for Rent or for damages; or (c) enter the Premises without terminating this Lease and without being liable for prosecution or any claim for damages therefor and maintain the Premises and repair or replace any damage thereto or do anything for which Tenant is responsible hereunder. Tenant shall reimburse Landlord immediately upon demand for any reasonable expenses which Landlord incurs in thus effecting Tenant's compliance under this Lease, and Landlord shall not be liable to Tenant for any damages with respect thereto.

      Section 13.3 No agreement to accept a surrender of the Premises and no act or omission by Landlord or Landlord's agents during the Term shall constitute an acceptance or surrender of the Premises unless made in writing and signed by Landlord. No re-entry or taking possession of the Premises by Landlord shall constitute an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No provision of this Lease shall be construed as an obligation upon Landlord to mitigate Landlord's damages under the Lease.

      Section 13.4 No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and signed by Landlord. Landlord's acceptance of Rent following an Event of Default hereunder shall not be construed as a waiver of such Event of Default. No custom or practice which may grow up between the parties in connection with the terms of this Lease shall be construed to waive or lessen Landlord's right to insist upon strict performance of the terms of this Lease, without a written notice thereof to Tenant from Landlord.

      Section 13.5 The rights granted to Landlord in this Article 13 shall be cumulative of every other right or remedy provided in this Lease or which Landlord may otherwise have at law or in equity or by statute, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies or constitute a forfeiture or waiver of Rent or damages accruing to Landlord by reason of any Event of Default under this Lease. Tenant agrees to pay to Landlord all costs and expenses incurred by Landlord in connection with an Event of Default and the enforcement of this Lease, including all attorneys' fees incurred in connection with the collection of any sums due hereunder or the enforcement of any right or remedy of Landlord.

                                   ARTICLE 14

                                    INSURANCE

      Section 14.1 A. Tenant, at its sole expense, shall obtain and keep in force during the Term the following insurance: (a) "All Risk" insurance insuring Tenant's interest in all property located in the Premises, including furniture, equipment, fittings, installations, fixtures, supplies and any other personal property, leasehold improvements and alterations ("Tenant's Property"), in an amount equal to the full replacement value, it being understood that no lack or inadequacy of insurance by Tenant shall in any event make Landlord subject to any claim by virtue of any theft of or loss or damage to any uninsured or inadequately insured property; (b) Business Interruption insurance in an amount that will reimburse Tenant for direct or indirect loss of earnings attributable to all perils insured against under Section 14.1(a) or attributable to the prevention of access to the Premises by civil authority; and sufficient to reimburse Tenant for Rent in the event of a casualty to, or temporary taking of, the Building or the Premises; (c) Commercial General Public Liability insurance including personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability, with a cross liability clause and a severability of interests clause to cover Tenant's indemnities set forth herein, and products and completed operations liability, in limits not less than $5,000,000.00 inclusive per occurrence or such higher limits as Landlord may require from time to time during the Term; (d) Worker's Compensation and Employer's Liability insurance, with a waiver of subrogation endorsement, in form and amount as required by applicable law; and (e) In the event Tenant performs any repairs or alterations in the Premises, Builder's Risk insurance on an "All Risk" basis (including collapse) on a completed value (non-reporting) form for full replacement value covering all work incorporated in the Building and all materials and equipment in or about the Premises; (f) Tenant's "All Risk" Legal Liability insurance for the replacement cost value of the Premises; and (g) any other form or forms of insurance or any changes or endorsements to the insurance required herein as Landlord, or any mortgagee or lessor of Landlord may reasonably require, from time to time, in form or in amount.

            B. Tenant shall have the right to include the insurance required by
Section 14.1A under Tenant's policies of "blanket insurance," provided that no other loss which may also be insured by such blanket insurance shall affect the insurance coverages required hereby and further provided that Tenant delivers to Landlord a certificate specifically stating that such coverages apply to Landlord, and the Premises. All such policies of insurance or certificates thereof shall name Tenant as named insured thereunder and shall name Landlord and all mortgagees and lessors of Landlord of which Tenant has been notified, as additional insureds, all as their respective interest may appear. All such policies or certificates shall be issued by insurers acceptable to Landlord and in form satisfactory to Landlord. Tenant shall deliver to Landlord certificates with copies of policies, together with satisfactory evidence of payment of premiums for such policies, by the Commencement Date and, with respect to renewals of such policies, not later than thirty (30) days prior to the end of the expiring term of coverage. Upon Landlord's request Tenant shall deliver to Landlord certified copies of such policies. All policies of insurance shall be primary and Tenant shall not carry any separate or additional insurance concurrent in form or contributing in the event of any loss or damage with any insurance required to be maintained by Tenant under this Lease. All such policies and certificates shall contain an agreement by the insurers that the policies will not be invalidated as they affect the interests of Landlord and Landlord's mortgagees by reason of any breach or violation of warranties, representations, declarations or conditions contained in the policies and that the insurers shall notify Landlord and any mortgagee or lessor of Landlord in writing, by Registered U.S. mail, return receipt requested, not less than thirty (30) days before any material change, reduction in coverage, cancellation, including cancellation for nonpayment of premium, or other termination thereof or change therein and shall include a clause or endorsement denying the insurer any rights or subrogation against Landlord, if such clause or endorsement is available without additional cost to Tenant.

      Section 14.2 Landlord shall insure the Building against damage with casualty (with limits of not less than 90% of replacement cost) and commercial general public liability insurance (with such limit as Landlord reasonably deems appropriate), with such deductible as Landlord reasonably deems appropriate and is consistent with the deductibles carried by prudent landlords on similar buildings in the metropolitan Chicago, Illinois area. Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided hereinabove, Landlord shall not be required to carry insurance of any kind on Tenant's Property, and Tenant hereby agrees that Tenant shall have no right to receive any proceeds from any insurance policies carried by Landlord.

      Section 14.3 Tenant shall not conduct or knowingly permit to be conducted in the Premises any activity, or place any equipment in or about the Premises or the Building, which will invalidate the insurance coverage in effect or increase the rate of fire insurance or other insurance on the Premises or the Building, and Tenant shall comply with all requirements and regulations of Landlord's casualty and liability insurer. If any invalidation of coverage or increase in the rate of fire insurance or other insurance occurs or is threatened by any insurance company due to any act or omission by Tenant, or its agents, employees, representatives, or contractors, such statement or threat shall be conclusive evidence that the increase in such rate is due to such act of Tenant or the contents or equipment in or about the Premises, and, as a result thereof, Tenant shall be liable for such increase and shall be considered Additional Rent payable with the next monthly installment of Base Rent due under this Lease. In no event shall Tenant introduce or permit to be kept on the Premises or brought into the Building any dangerous, noxious, radioactive or explosive substance.

      Section 14.4 Landlord and Tenant each hereby waive any right of subrogation and right of recovery or cause of action for injury or loss to the extent that such injury or loss is covered by fire, extended coverage, "All Risk" or similar policies covering real property or personal property (or which would have been covered if Tenant or Landlord, as the case may be, was carrying the insurance required by this Lease). Said waivers shall be in addition to, and not in limitation or derogation or, any other waiver or release contained in this Lease. Written notice of the terms of the above mutual waivers shall be given to the insurance carriers of Landlord and Tenant and the parties' insurance policies shall be properly endorsed, if necessary, to prevent the invalidation of said policies by reason of such waivers.

                                   ARTICLE 15

                          DAMAGE BY FIRE OR OTHER CAUSE

      Section 15.1 If the Premises or any portion thereof is damaged or destroyed by any casualty and such damage renders all or a substantial portion of the Premises untenantable, Landlord shall deliver to Tenant within sixty (60) days of such damage or destruction an estimate of the duration of the period in which the Premises will be untenantable, as reasonably determined by Landlord. If such estimated period shall be for more than twelve (12) months from the date of such damage, Landlord or Tenant shall have the right, at Landlord's or Tenant's option, to terminate this Lease by giving Tenant or Landlord, as applicable, notice of such termination, within fifteen (15) days after the date of delivery to Tenant of Landlord's repair duration estimate.

      Section 15.2 In the event of destruction or damage to the Premises which is not subject to or does not result in a termination under Section 15.1, this Lease shall not terminate and Rent shall be abated in proportion to the area of the Building which, in Landlord's reasonable opinion, cannot be used or occupied by Tenant as a result of such casualty. Landlord shall in such event, within a reasonable time after the date of such destruction or damage, subject to force majeure (as defined in Section 25.6) and to the extent and availability of insurance proceeds, restore the Premises to as near the same condition as existed prior to such partial damage or destruction. In no event shall any termination occur if damage to or destruction of the Premises is the result of the negligence or willful act of Tenant, or Tenant's agents, employees, contractors, licensees or invitees.

      Section 15.3 If the Premises or any material portion thereof is destroyed by fire or other causes at any time during the last year of the Term and Tenant is unable to operate its business in the Premises as a result thereof, then either Landlord or Tenant shall have the right, at the option of either party, to terminate this Lease by giving written notice to the other within sixty (60) days after the date of such destruction.

      Section 15.4 Landlord shall have no liability to Tenant for inconvenience, loss of business, or annoyance arising from any repair of any portion of the Premises or the Building. If Landlord is required by this Lease or by any mortgagee or lessor of Landlord to repair or if Landlord undertakes to repair, Tenant shall pay to Landlord that amount of Tenant's insurance proceeds (or the amount which would have been received by Tenant if Tenant was carrying the insurance required by this Lease) which insures such damage as a contribution towards such repair, and Landlord shall use reasonable efforts to have such repairs made promptly and in a manner which will not unnecessarily interfere with Tenant's occupancy.

      Section 15.5 In the event of termination of this Lease pursuant to Sections 15.1 or 15.3, then all Rent shall be apportioned and paid to the date on which possession is relinquished or the date of such damage, whichever last occurs, and Tenant shall immediately vacate the Premises according to such notice of termination; provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.

                                   ARTICLE 16

                                  CONDEMNATION

      Section 16.1 In the event the whole or substantially the whole of the Building or the Premises are taken or condemned by eminent domain or by any conveyance in lieu thereof (such taking, condemnation or conveyance in lieu thereof being hereinafter referred to as "condemnation"), the Term shall cease and this Lease shall terminate on the earlier of the date the condemning authority takes possession or the date title vests in the condemning authority.

      Section 16.2 In the event any portion of the Building shall be taken by condemnation, which taking, in Landlord's judgment, is such that the Building cannot be restored in an economically feasible manner for use substantially as originally designed, then Landlord shall have the right, at Landlord's option, to terminate this Lease, effective as of the date specified by Landlord in a written notice of termination from Landlord to Tenant.

      Section 16.3 In the event that a portion, but less than substantially the whole, of the Premises shall be taken by condemnation, then this Lease shall be terminated as of the date of such condemnation as to the portion of the Premises so taken, and unless Landlord exercises its option to terminate this Lease pursuant to Section 16.2, this Lease shall remain in full force and effect as to the remainder of the Premises; provided that the Base Rent shall be abated in proportion to the rentable area of the Building so taken.

      Section 16.4 In the event of termination of this Lease pursuant to the provisions of Section 16.1 or 16.2, the Rent shall be apportioned as of such date of termination; provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.

      Section 16.5 In the event that Landlord receives notice of a condemnation proceeding, Landlord shall provide tenant with a copy of such notice promptly upon receipt of such notice. All compensation awarded or paid upon a condemnation of any portion of the Premises shall belong to and be the property of Landlord without participation by Tenant. Nothing herein shall be construed, however, to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, loss of good will, moving expenses, damage to, and cost of removal of, trade fixtures, furniture and other personal property belonging to Tenant and Landlord shall provide Tenant with reasonable assistance with the same, provided Landlord shall not be made to incur any out-of-pocket costs in connection herewith; and further provided, that Tenant shall make no claim which shall diminish or adversely affect any award claimed or received by Landlord.

      Section 16.6 If any portion of the Premises other than the Building or parking areas is taken by condemnation or if the temporary use or occupancy (not to exceed thirty (30) days) of all or any part of the Premises shall be taken by condemnation during the Term, this Lease shall be and remain unaffected by such condemnation, and Tenant shall continue to pay in full the Rent payable hereunder. In the event of any such temporary taking for use or occupancy of all or any part of the Premises, Tenant shall be entitled to appear, claim, prove and receive the portion of the award for such taking that represents compensation for use or occupancy of the Premises during the Term and Landlord shall be entitled to appear, claim, prove and receive the portion of the award that represents the cost of restoration of the Premises and the use or occupancy of the Premises after the end of the Term hereof. In the event of any such condemnation of any portion of the Premises other than the Building and parking areas, Landlord shall be entitled to appear, claim, prove and receive all of that award.

                                   ARTICLE 17

                                 INDEMNIFICATION

      Section 17.1 Tenant hereby waives all claims against Landlord, its agents, employees, representatives and contractors for damage to any property or injury to, or death of, any person in, upon, or about the Premises, arising at any time and from any cause other than primarily and to the extent by reason of the gross negligence or willful misconduct of Landlord, its agents, employees, representatives, or contractors. Tenant shall, and hereby agrees to, indemnify and hold Landlord, its agents, employees, representatives and contractors harmless from any damage to any property or injury to, or death of, any person arising from the use or occupancy of the Premises by Tenant, its agents, employees, representatives, contractors, successors, assigns, licensees, or invitees, unless and to the extent such damage is caused primarily by the negligence or willful misconduct of Landlord, its agents, employees, representatives, or contractors. Without limiting the generality of the foregoing, except as provided in Section 17.2, Landlord, its agents, employees, representatives and contractors shall not be liable for any injury or damage to persons or property resulting from the condition or design of, or any defective, Building or its mechanical systems or equipment which may exist or occur or from any fire, smoke, explosion, falling plaster, steam, gas, electricity, water, rain, flood, snow, or leaks from any part of the Premises or from the pipes, appliances, plumbing works, roof, or subsurface of any floor or ceiling, or from the street or any other place, or by dampness or by any other similar cause unless and to the extent the same is caused primarily by the gross negligence or willful misconduct of Landlord, its agents, employees, representatives or contractors. Landlord, its agents, employees, representatives and contractors shall not be liable to Tenant for any such damage caused by other occupants of property adjacent to the Premises, or by the public, or caused by construction (unless and to the extent caused primarily by the gross negligence or willful misconduct of Landlord) or by any private, public or quasi-public work. Tenant's foregoing indemnity shall include reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Landlord, its agents, employees, representatives and contractors in any connection therewith. The provisions of this Article 17 shall survive the expiration or termination of this Lease with respect to any damage, injury, or death occurring before such expiration or termination. If Landlord , its agents, employees, representatives and contractors are made a party to any litigation commenced by or against Tenant or relating to this Lease or to the Premises, and provided that in any such litigation Landlord, its agents, employees, representatives or contractors are not finally adjudicated to be primarily at fault, then Tenant shall pay all costs and expenses, including attorneys' fees and court costs, incurred by or imposed upon Landlord, its agents, employees, representatives or contractors because of any such litigation, and the amount of all such costs and expenses, including attorneys' fees and court costs, shall be a demand obligation owing by Tenant to Landlord, its agents, employees, representatives and contractors. Notwithstanding anything in this Article 17 to the contrary, Landlord its agents, employees, representatives and contractors shall not be liable to Tenant for any claims resulting from the gross negligence or willful misconduct of Landlord, its agents, employees, representatives, or contractors to the extent such claims are covered by the types of insurance Tenant is to maintain pursuant to Section 14.1A.

      17.2 Landlord shall defend, indemnify and hold Tenant, its employees, shareholders, agents and representatives harmless from and against any breach of the representations and warranties set forth in Section 6.1, damage to property or injury to, or death of, any person arising from the gross negligence or willful misconduct of Landlord.

                                   ARTICLE 18

                    SUBORDINATION AND ESTOPPEL CERTIFICATES

      Section 18.1 This Lease and all rights of Tenant hereunder are subject and subordinate to any deeds to secure debt, mortgages, or other security instruments which now or hereafter cover all or any portion of the Premises or any interest of Landlord therein, and to any advances made on the security thereof, and to any increases, renewals, modifications, consolidations, replacements, and extensions of any of such mortgages. Landlord shall use reasonable efforts to cause the holder of any mortgage encumbering the Premises as of the date of this Lease to execute and deliver to Tenant a subordination, non-disturbance and attornment agreement in such holder's current form with Tenant responsible for all costs imposed by such holder to prepare or execute same. If Landlord fails to cause such holder to execute and deliver such agreement, Tenant shall have no right to terminate this lease. This provision is declared by Landlord and Tenant to be self- operative and no further instrument shall be required to effect such subordination of this Lease. Upon demand, Tenant shall execute, acknowledge, and deliver to Landlord any further instruments and certificates evidencing such subordination as Landlord, and any mortgagee or lessor of Landlord shall reasonably require, and if Tenant fails to so execute, acknowledge and deliver such instruments within ten (10) Business Days after Landlord's request, Landlord is hereby empowered to do so in Tenant's name and on Tenant's behalf; Tenant hereby irrevocably appoints Landlord as Tenant's agent and attorney-in-fact for the purpose of executing, acknowledging, and delivering any such instruments and certificates. Tenant shall not unreasonably withhold, delay, or defer its written consent to reasonable modifications in this Lease which are a condition of any construction, interim or permanent financing for the Premises or any reciprocal easement agreement with facilities in the vicinity of the Building, provided that such modifications do not increase the obligations of Tenant hereunder or materially and adversely affect Tenant's use and enjoyment of the Premises. This Lease is further subject and subordinate to: (a) all applicable ordinances of any government authority having jurisdiction over the Premises, relating to easements, franchises, and other interests or rights upon, across, or appurtenant to the Premises; and (b) all utility easements and agreements, now or hereafter created for the benefit of the Premises.

      Section 18.2 Notwithstanding the generality of the foregoing provisions of
Section 18.1, any mortgagee or lessor of Landlord shall have the right at any time to subordinate any such mortgage or underlying lease to this Lease, or to any of the provisions hereof, on such terms and subject to such conditions as such mortgagee or lessor of Landlord may consider appropriate in its discretion. At any time, before or after the institution of any proceedings for the foreclosure of any such mortgage, or the sale of the Building under any such mortgage, or the termination of any underlying lease, Tenant shall, upon request of such mortgagee or any person or entities succeeding to the interest of such mortgagee or the purchaser at any foreclosure sale ("Successor Landlord"), automatically become the Tenant (or if the Premises has been validly subleased, the subtenant) of the Successor Landlord, without change in the terms or other provisions of this Lease (or, in the case of a permitted sublease, without change in this Lease or in the instrument setting forth the terms of such sublease); provided, however, that the Successor Landlord shall not be (i) bound by any payment made by Tenant of Rent or Additional Rent for more than one (1) month in advance, except for a Security Deposit previously paid to Landlord (and then only if such Security Deposit has been deposited with and is under the control of the Successor Landlord), (ii) liable for any damages or subject to any offset or defense by Tenant to the payment of Rent by reason of any act or omission of any prior landlord (including Landlord), or (iv) personally or corporately liable, in any event, beyond the limitations on landlord liability set forth in Section 25.5 of this Lease. This agreement of Tenant to attorn to a Successor Landlord shall survive any such foreclosure sale, trustee's sale conveyance in lieu thereof. Tenant shall upon demand at any time, before or after any such foreclosure or termination execute, acknowledge, and deliver to the Successor Landlord any written instruments and certificates evidencing such attornment as such Successor Landlord may reasonably require; provided, however, that Landlord shall use its reasonable efforts to require that such agreement provide that upon such attornment as long as Tenant is not in default hereunder, Tenant's possession of the Premises under this Lease shall not be disturbed.

      Section 18.3 Tenant shall, from time to time, within ten (10) Business Days after request from Landlord, or from any mortgagee or lessor of Landlord, execute, acknowledge and deliver in recordable form a certificate certifying, to the extent true, that this Lease is in full force and effect and unmodified (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications); that the Term has commenced and the full amount of the Rent then accruing hereunder; the dates to which the Rent has been paid; that Tenant has accepted possession of the Premises and that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; the amount, if any, that Tenant has paid to Landlord as a Security Deposit; that no Rent under this Lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to Tenant is as set forth in this Lease (or has been changed by notice duly given and is as set forth in the certificate); that Tenant, as of the date of such certificate, has no charge, lien, or claim of offset under this Lease or otherwise against Rent or other charges due or to become due hereunder; that, to the knowledge of Tenant, Landlord is not then in default under this Lease; and such other matters as may be reasonably requested by Landlord or any mortgagee or lessor of Landlord. Any such certificate may be relied upon by Landlord, any Successor Landlord, or any mortgagee or lessor of Landlord. Landlord agrees periodically to furnish, when reasonably requested in writing by Tenant, certificates signed by Landlord containing information similar to the foregoing information.

      Section 18.4 No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release of such obligations or a termination of this Lease unless (a) Tenant has given notice by registered or certified mail to any mortgagee or lessor of Landlord whose address shall have been furnished to Tenant, and (b) Tenant offers such mortgagee or lessor of Landlord a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure.

                                   ARTICLE 19

                            SURRENDER OF THE PREMISES

      Section 19.1 Upon the Expiration Date or earlier termination of this Lease, or upon any re-entry of the Premises by Landlord without terminating this Lease pursuant to Section 13.2(b), Tenant, at Tenant's sole cost and expense, shall peacefully vacate and surrender the Premises to Landlord in good order, broom clean and in the same condition as at the beginning of the Term or as the Premises may thereafter have been improved by Landlord or Tenant (provided that Tenant's improvements were made with Landlord's consent), reasonable use and wear thereof and repairs which are Landlord's obligations under Articles 9, 15 and 16 only excepted, and Tenant shall remove all of Tenant's Property and turn over all keys for the Premises to Landlord. Should Tenant continue to hold the Premises after the expiration or earlier termination of this Lease, such holding over, unless otherwise agreed to by Landlord in writing, shall constitute and be construed as a tenancy at sufferance at monthly installments of Rent equal the greater of two hundred percent (200%) of the monthly portion of Rent in effect as of the date of expiration or earlier termination or two hundred percent (200%) of the fair market rental value of the Premises, and subject to all of the other terms, charges and expenses set forth herein except any right to renew this Lease or to expand the Premises or any right to additional services. Tenant shall also be liable to Landlord for all damage which Landlord suffers because of any holding over by Tenant, and Tenant shall indemnify Landlord against all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant. The provisions of this Article 19 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 20

                           LANDLORD'S RIGHT TO INSPECT

      Section 20.1 Landlord shall retain duplicate keys, cards, access codes or other access means to all doors of the Premises. Landlord shall have the right to enter the Premises at reasonable hours (or, in the event of an emergency, at any hour) (a) to exhibit the same to present or prospective mortgagees, lessors or purchasers during the Term and to prospective tenants during the last year of the Term, (b) to inspect the Premises, (c) to confirm that Tenant is complying with all of Tenant's covenants and obligations under this Lease, (d) to clean or make repairs required of Landlord under the terms of this Lease, and (e) to repair and service utility lines or other components of the Building; provided, however, Landlord shall use reasonable efforts to minimize interference with Tenant's business. Landlord shall not be liable to Tenant for the exercise of Landlord's rights under this Article 21 and Tenant hereby waives any claims for damages for any injury, inconvenience or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.

                                   ARTICLE 21

                             ROOF SPACE AND SIGNAGE

      Section 21.1 Subject to the provisions of Section 21.2 below, Landlord reserves the right to license or lease space on the roof of the Building to parties other than Tenant for the purpose of installing satellites, antennae and other similar equipment, together with the right to install as reasonably necessary equipment related thereto in the mechanical rooms of the Building and the right to access all such equipment on the roof and in the mechanical rooms of the Building with all necessary wiring.

      Section 21.2 Tenant shall have the right to install, at Tenant's sole cost and expense, on the roof of the Building two (2) satellite dishes with a diameter of 36 inches or smaller and related accessories (collectively, "Satellite Equipment") as Tenant may reasonably request, provided that such Satellite Equipment is properly screened, does not damage the structural integrity of the Premises, shall not involve the making of any roof penetrations or any other actions which would result in a breach of Landlord's roof warranty, does not interfere with any other equipment on the roof, shall comply with Applicable Laws and further provided that Tenant provides Landlord, at least twenty (20) days prior to any such installation, (i) plans and specifications for the installation of the Satellite Equipment, which shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed; and (ii) copies of all required governmental and quasi-governmental permits, licenses and authorizations which Tenant shall obtain at its own expense. Tenant acknowledges that, upon the expiration or termination of this Lease, Tenant shall be responsible, at its sole cost and expense, to remove the Satellite Equipment and repair any and all damage as a result thereof.

      Section 21.3 Provided Tenant obtain all government approvals required in connection herewith, upon execution of this Lease, Tenant shall have the right to place its name (in lieu of the Premark name) on the currently existing monument at the Premises using signage of a style and size which is substantially the same as the existing signage.

                                   ARTICLE 22

                                    BROKERAGE

      Section 22.1 Tenant and Landlord each represent and warrant to the other that it has not entered into any agreement with, or otherwise had any dealings with, any broker or agent in connection with the negotiation or execution of this Lease which could form the basis of any claim by any such broker or agent for a brokerage fee or commission, finder's fee, or any other compensation of any kind or nature in connection herewith, other than with Broker, and each party shall, and hereby agrees to, indemnify and hold the other harmless from all costs (including court costs, investigation costs, and attorneys' fees), expenses, or liability for commissions or other compensation claimed by any broker or agent with respect to this Lease which arise out of any agreement or dealings, or alleged agreement or dealings, between the indemnifying party and any such agent or broker, other than with Broker. This provision shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 23

                       OBSERVANCE OF RULES AND REGULATIONS

      Section 23.1 Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully and comply strictly with all Rules and Regulations (herein so called) attached to this Lease as such Rules and Regulations may be changed from time to time. Landlord shall at all times have the right to make reasonable changes in and additions to such Rules and Regulations; provided Landlord gives Tenant prior notice of such changes and provided that such new rules and regulations or changes in existing rules and regulations do not conflict with this Lease, and do not materially interfere with the lawful conduct of Tenant's business in the Premises. Any failure by Landlord to enforce any of the Rules and Regulations now or hereafter in effect against Tenant shall not constitute a waiver of any such Rules and Regulations.

                                   ARTICLE 24

                                     NOTICES

      Section 24.1 All notices, consents, demands, requests, documents, or other communications (other than payment of Rent) required or permitted hereunder (collectively, "notices") shall be in writing and be deemed given, whether actually received or not, when dispatched for hand delivery (with signed receipts) to the other party, or on the first Business Day after dispatched for delivery by air express courier (with signed receipts) to the other party, or on the second Business Day after deposit in the United States mail, postage prepaid, certified, return receipt requested, except for notice of change of address which shall be deemed given only upon actual receipt. The addresses of the parties for notices are set forth in Article 1, or any such other addresses subsequently specified by each party in notices given pursuant to this Section 24.1.


                                   ARTICLE 25

                                  MISCELLANEOUS

      Section 25.1 PROFESSIONAL FEES. In any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover from the other party its professional fees for attorneys, appraisers and accountants, its investigation costs, and any other legal expenses and court costs incurred by the prevailing party in such action or proceeding.

      Section 25.2 REIMBURSEMENTS. Wherever the Lease requires Tenant to reimburse Landlord for the cost of any item, such costs will be the reasonable and customary charge periodically established by Landlord for such item. Landlord shall keep in its manager's office a schedule of such charges (which Landlord may periodically change) for Tenant's examination. The schedule of charges may include, at the discretion of Landlord, a reasonable allocation of overhead, administrative, and related costs and a reasonable fee for Landlord's agent or manager who performs such services or arranges for performance of such services. All such charges shall be payable upon demand as Additional Rent.

      Section 25.3 SEVERABILITY. Every agreement contained in this Lease is, and shall be construed as, a separate and independent agreement. If any term of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable, the remaining agreements contained in this Lease shall not be affected.

      Section 25.4 NON-MERGER. There shall be no merger of this Lease with any ground leasehold interest or the fee estate in the Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or any interest in this Lease as well as any ground leasehold interest or fee estate in the Premises or any interest in such fee estate.

      Section 25.5 LANDLORD'S LIABILITY. Anything contained in this Lease to the contrary notwithstanding, Tenant agrees that Tenant shall look solely to the estate and property of Landlord in the Premises for the collection of any judgment or other judicial process requiring the payment of money by Landlord for any default or breach by Landlord under this Lease, subject, however, to the prior rights of any mortgagee or lessor of the Premises. No other assets of Landlord or any partners, shareholders, or other principals of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim.

      Section 25.6 FORCE MAJEURE. Whenever the period of time is herein prescribed for action to be taken by Landlord or Tenant, Landlord or Tenant shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to force majeure, which term shall include strikes, riots, acts of God, shortages of labor or materials, weather, war, governmental approvals, laws, regulations, or restrictions, or any other cause of any kind whatsoever which is beyond the reasonable control of Landlord or Tenant. Force majeure shall not excuse or delay Tenant's obligation to pay Rent or any other amount due under this Lease.

      Section 25.7 HEADINGS. The article headings contained in this Lease are for convenience only and shall not enlarge or limit the scope or meaning of the various and several articles hereof. Words in the singular number shall be held to include the plural, unless the context otherwise requires. All agreements and covenants herein contained shall be binding upon the respective heirs, personal representatives, and successors and assigns of the parties thereto.

      Section 25.8 SUCCESSORS AND ASSIGNS. All agreements and covenants herein contained shall be binding upon the respective heirs, personal representatives, successors and assigns or the parties hereto. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, Tenant's obligations shall be joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant hereunder before proceeding against such guarantor, and any such guarantor shall not be released from its guarantee for any reason, including any amendment of this Lease, any forbearance by Landlord or waiver of any of Landlord's rights, the failure to give Tenant or such guarantor any notices, or the release of any party liable for the payment or performance of Tenant's obligations hereunder. Notwithstanding the foregoing, nothing contained in this Section 26.9 shall be deemed to override
Article 8.

      Section 25.9 LANDLORD'S REPRESENTATIONS. Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Building, the Land, or any other portions of the Premises except as herein expressly set forth and all reliance with respect to any representations or promises is based solely on those contained herein. No rights, easements, or licenses are acquired by Tenant under this Lease by implication or otherwise except as, and unless, expressly set forth in this Lease.

      Section 25.10 ENTIRE AGREEMENT; AMENDMENTS. This Lease and the Exhibits and Riders attached hereto set forth the entire agreement between the parties and cancel all prior negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant regarding the subject matter of this Lease. No amendment or modification of this Lease shall be binding or valid unless expressed in writing executed by both parties hereto.

      Section 25.11 GOVERNING LAW. This Lease shall be governed by and construed under the laws of the State of Illinois. Any action brought to enforce or interpret this Lease shall be brought in the court of appropriate jurisdiction in Lake County, Illinois. Should any provision of this Lease require judicial interpretation, Landlord and Tenant hereby agree and stipulate that the court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of any rule or conclusion that a document should be construed more strictly against the party who itself or through its agents prepared the same, it being agreed that all parties hereto have participated in the preparation of this Lease and that each party had full opportunity to consult legal counsel of its choice before the execution of this Lease.

      Section 25.12 MANAGEMENT OFFICE. Landlord reserves the right to occupy a management office in the Building at no charge to Landlord. Such office shall not exceed 120 square feet and shall be in a location reasonably acceptable to Landlord and Tenant. Landlord shall also be entitled to occupy one cubicle workspace in proximity to the management office and reasonable use of conference facilities in the Building.

      Section 25.13 ANCIENT LIGHTS. Any elimination or shutting off of light, air, or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease and Landlord shall have no liability to Tenant with respect thereto.

      Section 25.14 CHANGES TO PREMISES BY LANDLORD. Upon notice to Tenant, Landlord shall have the right to make reasonably required changes to all portions of the Premises for the purpose of improving access or security to the Premises or the flow of pedestrian and vehicular traffic therein.

      Section 25.15 TIME OF ESSENCE. Time is of the essence of this Lease.

      Section 25.16 LANDLORD'S ACCEPTANCE OF LEASE. The submission of this Lease to Tenant shall not be construed as an offer and Tenant shall not have any rights with respect thereto unless

Landlord executes a copy of this Lease and delivers the same to Tenant.

      Section 25.17 PERFORMANCE BY TENANT. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant, at Tenant's sole cost and expense, and without any abatement of Rent. If Tenant shall fail to pay any Rent, other than Base Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for longer than the period of cure, if any, permitted in Section 13.1, Landlord may, at its option, without waiving or releasing Tenant from obligations of Tenant, make any such payment or perform any such other act on behalf of Tenant. All sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the Interest Rate, from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of Rent.

      Section 25.18 FINANCIAL STATEMENTS. At any time during the term of this Lease, Tenant shall, upon ten (10) days prior written notice from Landlord, provide Landlord with its current 10Q or 10K and such 10Qs or 10Ks of the two
(2) years prior or, if 10Qs and 10Ks are not available, quarterly financial statements certified by Tenant and annual financial statements audited by a certified public accountant; provided, however, if Tenant is acquired by or merged with another party, to the extent such is permitted under Article 8, Landlord agrees to accept the financial statements of the acquiror or merged entity. Such financial statements shall be prepared in accordance with generally accepted accounting principles.

      Section 25.19 STATUTE OF LIMITATIONS. Any claim, demand, right or defense by Tenant that arises out of this Lease or the negotiations that preceded this Lease shall be barred unless Tenant commences an action thereon, or interposes a defense by reason thereof, within two (2) years after the date of the inaction, omission, event, or action that gave rise to such claim, demand, right, or defense. Tenant acknowledges and understands, after having consulted with his legal counsel, that the purpose of this section is to shorten the period within which Tenant would otherwise have to raise such claims, demands, rights or defenses under applicable laws.

      Section 25.20 ELECTRONIC PAYMENTS. At Landlord's option, all payments due under this Lease shall be made by electronic funds transfer to an account designated in writing by Landlord.

                                   ARTICLE 26

                                EXTENSION OPTION

      Section 26.1 Subject to the provisions hereinafter set forth, Landlord hereby grants to Tenant an option to extend the term of this Lease on the same terms, conditions and provisions contained in this Lease, except as otherwise provided herein, for one period of five (5) years (the "Renewal Period") after the expiration of the Term, which Renewal Period shall commence on the day after the Expiration Date (the "Renewal Period Commencement Date") and end on the day before the fifth (5th) anniversary of the Renewal Period Commencement Date.

      Section 26.2 Said option shall be exercisable by written notice from Tenant to Landlord of Tenant's election to exercise said option given not later than the date which is fifteen (15) months prior to the Renewal Period Commencement Date, time being of the essence. Once exercised, said option shall be irrevocable. If Tenant's option is not so exercised, said option shall thereupon expire.

      Section 26.3 Tenant may only exercise said option, and an exercise thereof shall only be effective, if at the time of Tenant's exercise of said option and on the Renewal Period Commencement Date this Lease is in full force and effect and Tenant is not in default under this Lease, and (inasmuch as said option is intended only for the benefit of the original Tenant named in this Lease) the entire Premises are occupied by the original Tenant named herein and said Tenant has not assigned this Lease or sublet any portion of the Premises. Without limitation of the foregoing, no sublessee or assignee shall be entitled to exercise said option, and no exercise of said option by the original Tenant named herein shall be effective in the event said Tenant assigns this Lease or subleases all or part of the Premises prior to the Renewal Period Commencement Date.

      Section 26.4 Base Rent of the Premises payable during the Renewal Period with respect to all space included in the Premises as of the Renewal Period Commencement Date shall be equal to the Market Rental Rate (as hereinafter defined). Landlord shall give Tenant written notice of the Market Rental Rate within thirty (30) days following written request by Tenant made not earlier than seventeen (17) months prior to the Renewal Period Commencement Date.

      Section 26.5 If Tenant has validly exercised said option, within thirty
(30) days after Tenant gives Landlord notice of the exercise of the option, Landlord and Tenant shall enter into a written amendment to this Lease confirming the terms, conditions and provisions applicable to the Renewal Period as determined in accordance herewith, with such revisions to the rental provisions of this Lease as may be necessary to conform such provisions to the Market Rental Rate.

      Section 26.6 The term "Market Rental Rate" per square foot of rentable area shall mean the Base Rent for comparable space in the Lake County office sub-market of the metropolitan Chicago, Illinois office market then being offered by owners of such comparable space to prospective tenants for terms commencing on or about the Renewal Period Commencement Date, including annual escalations of Base Rent, all as reasonably determined by Landlord.

      Section 26.7 Tenant shall not have any option to extend the terms of this Lease beyond the expiration of the Renewal Period.

                                   ARTICLE 27

                                OTHER DEFINITIONS

      When used in this Lease, the terms set forth hereinbelow shall have the following meanings: (a) "Business Days" shall mean Monday through Friday (except for Holidays); (b) The words "day" or "days" shall refer to calendar days, except where "Business Days" are specified. (c) The words "herein", "hereof", "hereby", "hereunder" and words of similar import shall be construed to refer to this Lease as a whole and not to any particular Article or Section thereof unless expressly so stated. (d) The words "include" and "including" shall be construed as if followed by the phrase "without being limited to." (e) Reference to Landlord as having "no liability to Tenant" or being "without liability to Tenant" or words of like import shall mean that Tenant is not entitled to terminate this Lease, or to claim actual or constructive eviction, partial or total, or to receive any abatement or diminution of rent, or to be relieved in any manner of any of Tenant's other obligations hereunder, or to be compensated for loss or injury suffered or to enforce any other right or kind of liability whatsoever against Landlord under or with respect to this Lease or with respect to Tenant's use or occupancy of the Premises. (f) A "repair" shall be deemed to include such rebuilding, replacement and restoration as may be necessary to achieve and maintain good working order and condition. (g) The "termination of this Lease" and words of like import includes the expiration of the Term or the cancellation of this Lease pursuant to any of the provisions of this Lease or to law. Upon the termination of this Lease, the Term shall end at 11:59 p.m. on the date of termination as if such date were the Expiration Date, and neither party shall have any further obligation or liability to the other after such termination except (i) as shall be expressly provided for in this Lease and (ii) for such obligations as by their nature or under the circumstances can only be, or by the provisions of this Lease, may be, performed after such termination and, in any event, unless expressly otherwise provided in this Lease, any liability for a payment (which shall be apportioned as of the date of such termination) which shall have accrued to or with respect to any period ending at the time of termination shall survive the termination of this Lease. (h) The "terms of this Lease" shall be deemed to include all terms, covenants, conditions, provisions, obligations, limitations, restrictions, reservations and agreements contained in this Lease. (i) "Tenant" shall be deemed to include Tenant's successors and assigns (to the extent permitted by Landlord) and any and all occupants of the Premises permitted by Landlord and claiming by, through or under Tenant. (j) A "year" shall mean a calendar year. (k) "Central" shall mean the heat, ventilating and air conditioning, life safety, electrical distribution, plumbing, elevator and other major mechanical systems in the Building.

                                   ARTICLE 28

                             WAIVER OF TRIAL BY JURY

      TENANT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LEASE, THE PREMISES, THE PREMISES, OR ANY ACTS OF LANDLORD OR TENANT IN CONNECTION THEREWITH.


                                   ARTICLE 29

                                 EXISTING LEASE


      Section 29.1 TERMINATION. Landlord and Tenant are the current landlord and tenant under that certain Office Lease (the "Existing Lease") dated June 20, 1996 between Deerfield Road Associates Limited Partnership and Dade International Inc., pursuant to which Tenant currently occupies the second floor of the Building. Effective as of 11:59 p.m. on March 31, 2000 (the "Termination Date"), the Existing Lease is hereby terminated. As of the Termination Date, the Existing Lease shall be deemed to be of no further force or effect and neither party shall have any further liability to the other under the Existing Lease except for liabilities arising or accruing on or before the Termination Date and except as expressly provided in this Agreement, the terms of which shall survive the termination of the Existing Lease as herein described.

      Section 29.2 CERTIFICATION BY TENANT. Tenant represents and warrants to Landlord that the following are true as of the date hereof and will be true on the Termination Date:

      a. Tenant owns and holds the entire interest of "Tenant" under the Existing Lease;
      b. There exist no subleases affecting the premises under the Existing Lease; and
      c. Tenant has not assigned, transferred or encumbered Tenant's interest under the Existing Lease.

In the event of a breach of any of the foregoing representations, Tenant shall indemnify and hold Landlord harmless against any loss, claim, liability, damage or expense resulting therefrom.

      Section 29.3 SURVIVAL OF OBLIGATIONS. Notwithstanding anything to the contrary contained herein, it is expressly understood and agreed by the parties hereto that the waiver, insurance and indemnity obligations of Landlord and Tenant under the Existing Lease, arising out of any acts or other matters occurring on or prior to the Termination Date, shall survive the termination of the Existing Lease as aforesaid. Also, Landlord and Tenant shall remain liable, after such termination, for any prorated real estate tax and operating expense adjustments relating to the portion of the term of the Existing Lease prior to the Termination Date.

      IN WITNESS WHEREOF, Landlord and Tenant have set their hands and seals hereunto and have caused this Lease to be executed by duly authorized officials thereof, as of the day and year set forth on the cover page hereof.

                                    LANDLORD:

                                    PRENTISS PROPERTIES REAL ESTATE FUND I,
                                    L.P., a Delaware limited partnership

                                    By:   PRENTISS PROPERTIES REAL
                                          ESTATE FUND I, L.LC., a Delaware
                                          limited liability company, its
                                          general partner

                                    By:   PRENTISS PROPERTIES
                                          ACQUISITION PARTNERS, L.P.
                                          a Delaware limited partnership

                                          By:   PRENTISS PROPERTIES I, INC.,
                                                a Delaware corporation, its
                                                managing member

                                                By: /s/ L.T. Krueger
                                                   -----------------------------
                                                  Name:  L.T. Krueger
                                                      --------------------------
                                                  Title:  EVP
                                                       -------------------------


                                                By:  /s/ Michael E. Shack
                                                  ------------------------------
                                                  Name:  Michael E. Shack
                                                      --------------------------
                                                  Title: Vice President
                                                       -------------------------


                                    TENANT:

                                    DADE BEHRING, INC.,
                                    a Delaware corporation



                                    By:  /s/ Robert J. Maple
                                      ------------------------------------------
                                        Name:  Robert J. Maple
                                            ------------------------------------
                                        Title: SVP Human Resources
                                             -----------------------------------

                                  SCHEDULE 2.1


                                      None

                                  SCHEDULE 6.1

                                      None

                                    EXHIBIT A

                                    THE LAND

                                    EXHIBIT B

                                  RENT SCHEDULE



LEASE YEAR                 BASE RENT PER ANNUM       BASE RENT PER MONTH
----------                 -------------------       -------------------

 1                         $2,344,368                $195,364

 2                         $2,413,320                $201,110

 3                         $2,482,272                $206,856

 4                         $2,551,224                $212,602

 5                         $2,620,176                $218,348

 6                         $2,689,128                $224,094

 7                         $2,758,080                $229,840

 8                         $2,827,032                $235,586

 9                         $2,895,984                $241,332

10                         $2,964,936                $247,078

11                         $3,033,888                $252,824

12                         $3,102,840                $258,570

                                    EXHIBIT C

                           FORM OF COMMENCEMENT NOTICE

      This Commencement Notice is delivered this _____ day of _______________, 19___, by Prentiss Properties Real Estate Fund I, L.P., a Delaware limited partnership ("Landlord"), to Dade Behring, Inc., a Delaware corporation ("Tenant"), pursuant to the provisions of Section 3.3 of that certain Lease Agreement (the "Lease") dated ____________________, 19___, by and between Landlord and Tenant covering the Building known as 1717 Deerfield Road, Deerfield, Illinois. All terms used herein with their initial letter capitalized shall have the meaning assigned to such terms in the Lease.

                             W I T N E S S E T H:

      1.    That Tenant has accepted possession of the Premises.

      2. As of the date hereof, Landlord has fulfilled all of its duties of an inducement nature, and is not in default in any manner in the performance of any of the terms, covenants, or provisions of the Lease.

      3. The Commencement Date of the Lease is the 1st day of April, 2000, and the Expiration Date is the 31st day of March, 2012.

      4. The Base Rent shall be the amounts set forth on the Base Rent Schedule with payments of Base Rent of $195,364, beginning April 1, 2000, subject, however, to such increases as provided in the Lease.


START DATE       END DATE
M/D/YY           M/D/YY         YEARLY AMOUNT        MONTHLY AMOUNT
-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------


      5. Remittance of the foregoing payments shall be made on the first day of each month in accordance with the terms and conditions of the Lease at the following address:




      6. Operating costs are estimated each year and revised information shall be provided to

Tenant. Pursuant to Article 5 of the Lease, Tenant shall be responsible for Tenant's Share of Operating Costs.

      IN WITNESS WHEREOF, this instrument has been duly executed by Landlord as of the date first written above.

                                    LANDLORD:

                                    PRENTISS PROPERTIES REAL ESTATE FUND I,
                                    L.P., a Delaware limited partnership

                                    By:   PRENTISS PROPERTIES REAL ESTATE
                                          FUND I, L.LC., a Delaware limited
                                          liability company, its general
                                          partner

                                          By:   PRENTISS PROPERTIES II, INC.,
                                                a Delaware corporation, its
                                                managing member

                                                By:
                                                  ------------------------------
                                                  Name:
                                                      --------------------------
                                                  Title:
                                                       -------------------------


                                                By:
                                                  ------------------------------
                                                  Name:
                                                      --------------------------
                                                  Title:
                                                       -------------------------


                                    TENANT:

                                    DADE BEHRING, INC.,
                                    a Delaware corporation



                                    By:
                                      ------------------------------------------
                                      Name:
                                          --------------------------------------
                                      Title:
                                           -------------------------------------

                                   RIDER NO. 1

                              RULES AND REGULATIONS

      1. Sidewalks, doorways, vestibules, halls, stairways and similar areas shall not be obstructed by tenants or their officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the Premises and for going from one part of the Building to another part of the Building.

      2. Plumbing fixtures and appliances shall be used only for the purpose for which constructed, and no sweepings, rubbish, rags, or other unsuitable material shall be thrown or placed therein. The cost of repairing any stoppage or damage resulting to any such fixtures or appliances from misuse on the part of a tenant or such tenant's officers, agents, servants, and employees shall be paid by such tenant.

      3. No signs, posters, advertisements, or notices shall be painted or affixed on any of the windows or doors, or other part of the exterior of the Building, except of such color, size, and style, and in such places, as shall be first approved in writing by the building manager, with the exception of the monument sign as specified in the Lease. Tenant may place signs or notices inside the Building so long as they are not visible from the outside of the Building.

      4. The Premises shall not be used for conducting any barter, trade, peddling, or exchange of goods or sale through promotional give-away gimmicks or any business involving the sale of second-hand goods, insurance salvage stock, or fire sale stock, and shall not be used for any auction or pawnshop business, any fire sale, bankruptcy sale, going-out-of- business sale, moving sale, bulk sale, or any other business which, because of merchandising methods or otherwise, would tend to lower the first-class character of the Building.

      5. Tenants shall not do anything, or permit anything to be done, in or about the Building, or bring or keep anything therein, that will in any way increase the possibility of fire or other casualty or obstruct or interfere with the rights of, or otherwise injure or annoy, other tenants, or do anything in conflict with the valid pertinent laws, rules, or regulations of any governmental authority.

      6. Tenant shall not place a load upon any floor of the premises which exceeds to floor load per square foot which such floor was designed to carry or which is allowed by applicable building code. Landlord may prescribe the weight and position of all safes and heavy installations which Tenant desires to place in the premises so as properly to distribute the weight thereof. All damage done to the Building by the improper placing of heavy items which overstress the floor will be repaired at the sole expense of the Tenant.

      7. A tenant shall notify the building manager when safes or other heavy equipment are to be taken into or out of the Building. Moving of such items shall be done under the supervision of the building manager, after receiving written permission from him/her. A tenant shall be required to use protective coverings on walls, elevators and floors to prevent damage caused by the moving of items in and out of the building.

      8.    Corridor doors, when not in use, shall be kept closed.

      9. Each tenant shall cooperate with building employees in keeping the premises neat and clean.

      10. Nothing shall be swept or thrown into the corridors, halls, elevator shafts, or stairways. No birds, animals, or reptiles, or any other creatures, shall be brought into or kept in or about the building.

      11. Should a tenant require telegraphic, telephonic, annunciator, or any other communication service, Landlord will direct the electricians and installers where and how the wires are to be introduced and placed, from the point of entry to the Building through the risers and into the Tenant's telephone closet.

      12. Tenants shall not make or permit any improper noises or odors in the Building.

      13. No equipment of any kind shall be operated on the premises that could in any way interfere with other parties having rights in the Premises.

      14. Business machines and mechanical equipment belonging to Tenant which cause noise and/or vibration that may be transmitted to the structure of the Building so as to be objectionable to Landlord shall be placed and maintained by Tenant, at Tenant's expense, in setting of cork, rubber, or spring type noise and/or vibration eliminators sufficient to eliminate vibration and/or noise.

      15. Tenants shall not use or keep in the Building any inflammable or explosive fluid or substance, or any illuminating material, unless it is battery powered, UL approved.

      16. Tenants employees or agents, or anyone else who desires to enter the Building after normal business hours, may be required to provide appropriate identification and sign in upon entry, and sign out upon leaving, giving the location during such person's stay and such person's time of arrival and departure, and shall otherwise comply with any reasonable access control procedures as Landlord and Tenant may agree upon from time to time.

      17. Landlord has the right to evacuate the Building in event of emergency or catastrophe.

      18. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant, before occupying the Premises, shall procure and maintain such license or permit and submit it for Landlord's inspection. Tenant shall at all times comply with the terms of any such license or permit.

      19. All locks and keys for entry doors and doors within the Premises shall be provided by Landlord, at Tenant's cost, except the initial entry doors locks and keys shall be at Landlord's cost.

      20. Landlord shall not be responsible for any loss or damage to any personalty items of Tenants or their employees.

      21. Landlord and Tenant may agree upon revision to these Rules and Regulations and make such other and further rules and regulations not inconsistent with the express terms of the Lease as in the judgment of Landlord and Tenant shall from time to time be needed for the safety, protection, care, and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees, and invitees, which Rules and Regulations when made and notice thereof given to a tenant shall be binding upon him in like manner as if originally herein prescribed. In the event of any conflict, inconsistency, or other difference between the terms and provisions of these Rules and Regulations, as now or hereafter in effect and the terms and provisions of any lease now or hereafter in effect between Landlord and any tenant in the Building, Landlord shall have the right to rely on the term or provision in either such lease or such Rules and Regulations which is most restrictive on such tenant and most favorable to Landlord.